UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         516-542-3000

Date of fiscal year end:  8/31

Date of reporting period:2/28/06

Item 1.  Reports to Stockholders.

CLASS I SHARES

SEMI-ANNUAL REPORT AS OF FEBRUARY 28, 2006

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter
Investment Review
Schedules of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financials
Financial Highlights
Report of Registered Public Accounting Firm
Supplemental Information
Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Colleen T. McCoy	Chief Compliance Officer
Michael J. Wagner	Assistant Secretary
Andrew B. Rogers	Assistant Treasurer

Investment Manager                                                      Distributor

Saratoga Capital Management, LLC                                  Aquarius Fund Distributors, LLC

1101 Stewart Avenue, Suite 207                                       1005 South 107th Street

Garden City, New York 11530-4808                                Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent                      Custodian

Gemini Fund Services, LLC                                               The Bank of New York

4020 South 147th Street, Suite 2                                       1 Wall Street, 25th Floor

Omaha, Nebraska 68137                                                   New York, New York 10286

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2006

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the six months from September 1, 2005 through February 28, 2006.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.  The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

The Gross Domestic Product (GDP) grew at an annualized rate of 1.7% during the fourth quarter of 2005.  However, for all of 2005 the GDP grew by 3.5%.  On the surface the recent growth of economic activity might seem anemic but you do not have to dig deep to find some good news for the U.S. economy.  In the fourth quarter of 2005 gross private domestic investment’s annualized percent change from its previous quarter advanced a solid 15.2%, this is a healthy contribution to our economy’s growth. Also, the U.S. economy is being supported by growth in the increasingly important sectors of intellectual properties such as Equipment and Software.  The Bureau of Economic Analysis has previously stated that corporate profits before tax with inventory valuation adjustment is one of the truest measures of corporate earnings, specifically the Bureau has noted:  “Profits before tax with inventory valuation adjustment is the best available measure of industry profits because estimates of the capital consumption adjustment by industry do not exist.  This measure reflects depreciation-accounting practices used for federal income tax returns.”  According to this measure, corporate profits advanced approximately 41.6% year-over-year during the fourth quarter of 2005.  Also its yearly average earnings for 2005 is up by nearly 38%.

We welcome the new Federal Reserve Chairman Ben S. Bernanke, and we are pleased to share the statement released at the first meeting he chaired which occurred on March 28, 2006. The Federal Reserve’s (Fed) Federal Open Market Committee released its statement in part as follows: “The Federal Open Market Committee decided today to raise its target for the federal funds rate by 25 basis points [.25%] to 4-3/4 percent. The slowing of the growth of real GDP in the fourth quarter of 2005 seems largely to have reflected temporary or special factors. Economic growth has rebounded strongly in the current quarter but appears likely to moderate to a more sustainable pace. As yet, the run-up in the prices of energy and other commodities appears to have had only a modest effect on core inflation, ongoing productivity gains have helped to hold the growth of unit labor costs in check, and inflation expectations remain contained. Still, possible increases in resource utilization, in combination with the elevated prices of energy and other commodities, have the potential to add to inflation pressures.”

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

NEW ADVISORS

I am pleased to inform you that effective April 17, 2006 Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) is the new investment advisor of the Saratoga Advantage Trust’s Mid Capitalization Portfolio.  Vaughan Nelson was established in 1970, and is a well respected investment advisor with total assets under management of 5.5 billion dollars.  Vaughan Nelson advises foundation, endowment, institutional and mutual fund clients.

In addition, I am also pleased to tell you that effective April 17, 2006 Integrity Money Management, Inc. (“Integrity”) is the new investment advisor of the Saratoga Advantage Trust’s Energy & Basic Materials Portfolio. Integrity was established in 1988 and is a highly regarded investment advisor with total assets under management of approximately 393 million dollars.  Integrity advises a variety of mutual funds.  Please visit our website at www.saratogacap.com for additional information.

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

AFD-4/26/06-206

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 28, 2006
Large Capitalization Value Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	9.34%
Ten Year: 3/1/96 — 2/28/06*	7.06%
Five Year: 3/1/01 — 2/28/06*	1.30%
One Year: 3/1/05 — 2/28/06	6.49%
Six Months: 9/1/05 — 2/28/06	7.01%

PORTFOLIO ADVISOR COMMENTARY

The overall U.S. stock market performed well over the last six month period ending February 28, 2006, largely thanks to rallies in November and January.  In general, investors favored small capitalization stocks over large capitalization stocks and value stocks over growth stocks.  Materials and Financials were the market’s best performing sectors during the period, while Energy and Utilities stocks struggled.

The Saratoga Large Capitalization Value Portfolio had a positive return for the last six month period.  Strong stock picking in the consumer discretionary sector aided performance during the period, with retailers Family Dollar Stores Inc. (1.63%) and TJX Cos. (2.53%) leading the way.  The Portfolio was also positively impacted by stock selection in financial services, with positions in JPMorgan Chase (4.57%) and Merrill Lynch (2.85%) both performing well.

Conversely, performance was negatively impacted by stock selection in the technology sector.  McAfee Inc. (1.56%) struggled during the period after announcing preliminary fourth-quarter earnings that were below Wall Street’s estimates, and heightened market concerns about Microsoft’s entry into the consumer security software industry.  Stock selection in the materials sector also detracted from the Portfolio’s performance.  Lyondell Chemical (0.78%), a major petrochemical producer, saw its price fall during the period.

The U.S. economy appears to be decelerating to a more sustainable pace after two strong years of recovery.  Consumer spending, which constitutes two-thirds of Gross Domestic Product, is showing signs of uneven growth in the face of high energy prices, rising interest rates, and the tapering pace of housing-price appreciation.  In addition, personal incomes remain on the rise, which we believe should continue to support consumption.  Should economic expansion continue and market concerns dissipate, we believe stock investors will be well positioned for favorable gains.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Citigroup, Inc.	4.58%
J.P. Morgan Chase & Co.	4.57%
ConocoPhillips	4.56%
Pfizer Inc.	4.36%
Countrywide Credit Ind., Inc.	3.73%
Alltel Corp.	3.33%
Sanofi Synthelabo SA, ADR	3.19%
Wachovia Corp.	3.11%
Bank of America Corp.	3.04%
American International Group	3.00%

*Based on total net assets as of February 28, 2006

The Morningstar Large Value Average, as of February 28, 2006, consisted of 1,431 mutual funds comprised of large market capitalization value stocks.  Investors may not invest in the Average directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2006
Large Capitalization Growth Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	6.80%
Ten Year: 3/1/96 — 2/28/06*	4.86%
Five Year: 3/1/01 — 2/28/06*	-2.03%
One Year: 3/1/05 — 2/28/06	25.92%
Six Months: 9/1/05 — 2/28/06	15.20%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Large Cap Growth Portfolio produced a double-digit positive return for the six month period ending February 28, 2006.  This performance was mostly due to stock selection in the technology sector and an overweight position in financials.  During this period Chicago Mercantile Exchange (4.91%), Apple Computer Inc. (5.78%) and Google Inc. (2.62%) were the top contributors.

Chicago Mercantile Exchange, a leading global futures exchange, continues to report solid earnings and revenue growth and average daily volume in 2005 exceeded 1 billion contracts for the first time in a single year. Apple Computer continues to benefit from strong iPod and iMac sales as well as new product innovations.  Google, the global leader in Internet paid search, benefited from strong growth in ad spending directed towards the Internet, which led to better than expected earnings results in 2005.  In 2006, this came to an end as the company missed earnings estimates for the first time. The position has subsequently been reduced.

Stryker Corp. (0.00%), Toll Brothers (0.00%) and Chesapeake Energy (0.00%) were the leading detractors over this time period, but they only impacted performance marginally. Stryker fell short of estimates due to pricing pressures in the orthopedic market. Toll Brothers shares fell as the housing market softened and the price of building materials increased. Chesapeake Energy declined as commodity prices fell and warmer than normal winter temperatures limited the draw down of heating oil and natural gas supplies.

During the last semi-annual period, we reduced our weight in the health care and consumer discretionary sectors.  The proceeds were redeployed into the technology, financials and industrials sectors where we believe the fundamentals remain strong.

Going forward, we continue to expect corporate earnings growth to be the key driver of stock market performance and we believe the Portfolio is positioned in companies with leadership qualities and strong fundamentals that can operate in different economic environments.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Apple Computer, Inc.	5.78%
Chicago Mercantile Exchange	4.91%
Chico's FAS, Inc.	4.76%
Lehman Brothers Holdings, Inc.	4.69%
Moody's Corp.	4.68%
CB Richards Ellis Group, Inc.	4.57%
Monster Worldwide, Inc.	4.46%
Franklin Resources, Inc.	4.31%
Aetna, Inc.	3.87%
Qualcomm, Inc.	3.83%

*Based on total net assets as of February 28, 2006

The Morningstar Large Growth Average, as of February 28, 2006, consisted of 1,747 mutual funds comprised of large market capitalization growth stocks.  Investors may not invest in the Average directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by:

Caterpillar Investment Management Ltd.

Peoria, Illinois

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2006
Mid Capitalization Portfolio (Class I)
Inception: 1/7/03 — 2/28/06*	18.70%
One Year: 3/1/05 — 2/28/06	6.80%
Six Months: 9/1/05 — 2/28/06	2.35%

PORTFOLIO ADVISOR COMMENTARY

Generally, mid-cap stocks have outperformed large-cap stocks for six consecutive years. If the Federal Reserve (the “Fed”) stops raising interest rates, profits continue to beat Wall Street estimates and oil prices stay fairly flat, we believe investors may feel much better about the overall stock market and may drive mid-cap stocks and their large cap counterparts to higher levels. However, the continued out-performance of the mid-cap stocks is less certain.

We believe the overall valuation gap between mid and large cap stocks created by the large cap tech bubble of the late 1990’s has diminished to the point that there is not a distinguishable valuation advantage for one group over the other. With that said, we still believe there is upside potential for the overall market with some valid risks. These risks include energy prices and interest rate increases, which are both subject to inflation concerns and consumer spending levels. For the most part, we believe the Portfolio is structured to accommodate moderate increases in interest rates and energy costs from today’s levels. We believe the overall economy will continue to expand in the 3.5% to 3.9% range for 2006, and corporate earnings will grow in the high single digits. This should provide investors a positive investment environment for stocks.

Stocks in the energy and industrial sectors were the best performing stocks in the Portfolio for the last six months, and we believe the Portfolio is structured to fully participate in these industries. The best performing stocks included Joy Global (1.93%), Rockwell Automation (2.98%), and Peabody Energy (1.89%). However, not everything went as planned, as the healthcare sector performed poorly. Several biotech companies announced disappointing news and the stocks declined accordingly. Both Nabi Biopharmaceuticals (0.00%) and Rigel Pharmaceutical (0.00%) announced disappointing results from clinical trials on several drugs. These losses were partially offset by the gains in our other biotech company, Neurocrine Biosciences (1.51%). However the gains from Neurocrine was not enough to offset the losses.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Rockwell Automation, Inc.	2.98%
Cooper Industries, Inc.	2.63%
Impax Laboratories, Inc.	2.59%
Chicago Bridge & Iron Co.	2.57%
Verisign, Inc.	2.32%
Ruby Tuesday, Inc.	2.32%
Protective Life Corp.	2.27%
Zions Bancorp.	2.27%
Fiserv. Inc.	2.26%
ESCO Technologies, Inc.	2.19%

*Based on total net assets as of February 28, 2006

The Morningstar Mid Capitalization Blend Average as of February 28, 2006, consisted of 478 mutual funds comprised of mid market capitalization stocks.  Investors may not invest in the Average directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by:

Fox Asset Management LLC

Little Silver, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2006
Small Capitalization Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	11.52%
Ten Year: 3/1/96 — 2/28/06*	10.73%
Five Year: 3/1/01 — 2/28/06*	11.82%
One Year: 3/1/05 — 2/28/06	11.14%
Six Months: 9/1/05 — 2/28/06	5.59%

PORTFOLIO ADVISOR COMMENTARY

Small-cap stocks continued their impressive absolute and relative performance over the past six months generally outperforming large-cap stocks.  The Saratoga Advantage Trust Small Capitalization Portfolio produced a positive return for the six months ending February 28, 2006.

The economy continues to grow at a healthy pace, despite a slowdown at the end of 2005.  Gross Domestic Product (GDP) growth of 1.6% in the fourth quarter of 2005 should prove to be an aberration, as recent economic data suggest that GDP will return to the 3%+ growth rate trend experienced since early 2003.  Corporate earnings remain strong, reflecting solid demand and a still-favorable interest rate environment.  Takeover activity remains high, as corporations and financial buyers take advantage of low interest rates and increased liquidity.  These factors offset the impact of higher energy prices and the Federal Reserve’s “measured pace” of interest rate hikes.  Going forward, we expect continued economic growth, albeit at a slightly slower pace than seen in the past few years.

While we maintain balance in the Portfolio, we remain wary of the financial services sector, where we are very underweight.  We also maintain exposure to the energy sector, but are gradually shifting out of some of our more commodity-related positions into energy infrastructure and transportation companies.  We have also become a bit more defensive, adding to existing positions in health care and insurance.

As bottom-up, fundamentally-driven stock pickers, we do not try to predict broader stock market performance.  That being said, we believe that a solid economic backdrop of low unemployment and rising wages, benign interest rates, and reasonable equity valuations are all supportive of a rising stock market.  As always, we remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Maverick Tube Corp.	4.33%
Smith (A.O.) Corp.	3.92%
Church & Dwight, Inc.	3.87%
Piedmont Natural Gas Co., Inc.	3.65%
Belden CDT, Inc.	3.52%
Aptargroup, Inc.	3.42%
Protective Life Corp.	3.33%
Arkansas Best Corp.	3.00%
Teleflex, Inc.	2.97%
Albany International Corp. Class A	2.95%

*Based on total net assets as of February 28, 2006

The Morningstar Small Blend Average, as of February 28, 2006, consisted of 596 mutual funds comprised of small market capitalization stocks.  Investors may not invest in the Average directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2006
International Equity Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	3.24%
Ten Year: 3/1/96 — 2/28/06*	4.04%
Five Year: 3/1/01 — 2/28/06*	2.37%
One Year: 3/1/05 — 2/28/06	17.43%
Six Months: 9/1/05 — 2/28/06	16.10%

PORTFOLIO ADVISOR COMMENTARY

In general, international stocks performed well over the last six month period ending February 28, 2006.

Strong stock picking in the materials sector aided performance during the period.  In particular, steel producer Arcelor (2.68%) and cement producer Cemex (4.22%) both saw significant price appreciation.  The Portfolio was also positively impacted by stock selection in the energy sector, with integrated oil company Petroleo Brasileiro (3.54%) performing well.

Conversely, performance was negatively impacted by stock selection in the consumer discretionary sector.  In particular, media and telecommunications conglomerate Vivendi Universal (0.00%) struggled during the period.  An overweight and stock selection in the consumer staples sector also detracted from the Portfolio’s performance.  Retailer Tesco PLC (3.83%) underperformed the sector as a whole during the period.

We anticipate further gains for global stock markets in 2006, fueled by improving Japanese and European economic growth.  The recovery in Japan, after several false starts in the past 15 years, appears to be firming as deflationary pressures wane and consumer spending continues to grow at a healthy pace.  Corporate earnings, after having been weighed down by deflation, are poised to rebound sharply, which should continue to drive Japanese equities higher.

Business and consumer sentiment continues to improve in Europe as labor and other structural reforms continue.  Despite the good performance in recent years, valuations remain held back by economic concerns, which we believe should provide room for further upside if these worries dissipate.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Fortis-Spon, ADR	4.53%
Axa	4.35%
Cemex SA de CV, ADR	4.22%
Canon, Inc., ADR	3.92%
Tesco PLC, ADR	3.83%
Siemens AG, ADR	3.80%
Petroleo Brasileiro, ADR	3.54%
Mitsubishi UFJ Financial, ADR	3.54%
BNP Paribas SA, ADR	3.53%
Nomura Holdings, Inc. ADR	3.46%

*Based on total net assets as of February 28, 2006

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of February 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:

Oak Associates, ltd.

Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 28, 2006
Health & Biotechnology Portfolio (Class I)
Inception: 1/28/03 — 2/28/06*	9.54%
One Year: 3/1/05 — 2/28/06	10.21%
Six Months: 9/1/05 — 2/28/06	1.04%

PORTFOLIO ADVISOR COMMENTARY

The Food and Drug Administration (the “FDA”) announced new guidelines for the preliminary phases of drug development, including how to manufacture small batches of experimental medicines and conduct very-early-stage studies of such compounds in patients.  The new guidelines should make drug research less costly and speed the development process, which may lead to a rebound in lab productivity after years of disappointment.  In addition, there is anecdotal evidence that the FDA’s cautiousness, which reached a peak in the wake of the Vioxx recall, is ebbing.  One such data-point is the surprisingly supportive recommendation by an FDA advisory committee for the return of Multiple Sclerosis drug Tysabri to the market.  This too is positive.  On the whole, it appears that the FDA is taking a more sensible approach to a number of issues, which is positive for patients, therapeutics developers and manufacturers, and health care investors.

The last six months saw many of the biotech stocks continue to climb, and even a modest rebound in the large pharmaceutical stocks.  The latter was aided by a court upholding Pfizer’s (4.96%) Lipitor patent and the same company’s boosting its dividend by 26%.  The Portfolio maintains a sizeable position in both biotech and pharmaceuticals.

A new area of investment for the Portfolio is orthopedics.  We believe this is an industry that should continue to grow at healthy rates in the coming years, as the population ages and the quality of products such as artificial hips and knees improves and the surgery becomes easier.  Recently there has been downward pressure on the orthopedics stocks due to concerns about deteriorating pricing power.  We believe these concerns have been overblown, and the weakness in the stocks provided a buying opportunity, particularly for a well-diversified company such as Stryker (4.43%).

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Teva Pharmaceutical Industries, Ltd.	7.02%
MedImmune, Inc.	6.80%
Medtronic, Inc.	6.66%
AmerisourceBergan Corp.	6.46%
Techne Corp.	6.19%
Affymetrix, Inc.	6.15%
Applera Corp.	5.55%
Pfizer, Inc.	4.96%
Amgen, Inc.	4.94%
Invitrogen Corp.	4.81%

*Based on total net assets as of February 28, 2006

The S&P Health Care Index is an unmanaged index, encompassing two main industry groups.   The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations.   The second regroups companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.   Investors may not invest in the Index directly; unlike the portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:

Columbus Circle Investors

Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2006
Technology & Communications Portfolio (Class I)
Inception: 1/7/03 — 2/28/06*	13.36%
One Year: 3/1/05 — 2/28/06	19.19%
Six Months: 9/1/05 — 2/28/06	9.40%

PORTFOLIO ADVISOR COMMENTARY

The Technology & Telecommunications Portfolio ended the February 2006 half-year on a strong note.  The positive six month return was mostly due to consumer electronics spending and solid economic growth.  Despite higher oil prices, Gross Domestic Product (GDP) growth remained strong, corporate margins remain at record levels and the consumer continues to spend.

The emerging themes we remain focused on (such as MP3 Players, Internet Advertising, 3G, Advanced Digital TV's and GPS) drove the Portfolio returns.   Consumer driven stocks, such as semiconductors, wireless and internet posted the best returns.  Semiconductor stocks Broadcom (3.92%), SiRF Technology (2.00%), Marvell (3.45%), Microsemi (1.02%) and Trident (2.35%) rose significantly.  Apple (2.74%), Adobe (3.19%) and Google (4.37%) also contributed to the Portfolio’s solid performance.

Among the worst hit stocks were Tekelec (0.00%), Sirius Satellite Radio (0.00%), XM Satellite Radio (0.00%) and Juniper (0.00%).  Tekelec and Juniper declined due to company specific issues as well as modest telecom spending.  While the Satellite radio companies declined due to a deceleration of subscriber growth and escalating marketing and content costs.

Looking forward, we believe we will see a continuation of solid fundamentals in 2006 as interest rate rises abate, oil increases slow, and under-investment in technology drives an upgrade cycle.  Microsoft (2.50%) is scheduled to release their biggest upgrade since Windows 95, called Vista, during 2006.  As always, the Saratoga Technology & Telecommunications Portfolio will continue to focus on dynamic companies in attractive markets that should benefit from positive industry dynamics and dominant secular trends.  The emerging themes we remain focused on are Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization and Fiber to the Home), Security, and emerging consumer trends such as Advanced Digital TV's, GPS, and Video.  We believe the Portfolio is poised to capitalize on these themes.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.    The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Google, Inc., Class A	4.37%
Broadcom Corp., Class A	3.92%
Qualcomm Inc.	3.78%
Applied Materials, Inc.	3.77%
Comverse Technology, Inc.	3.70%
Marvell Technology Group Ltd.	3.45%
Adobe Systems, Inc.	3.19%
Hewlett Packard Co.	3.18%
Cisco Systems, Inc.	3.12%
ASM Lithography Holding N.V.	2.99%

*Based on total net assets as of February 28, 2006

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:

Caterpillar Investment Management Ltd.

Peoria, Illinois

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2006
Energy & Basic Materials Portfolio (Class I)
Inception: 1/7/03 — 2/28/06*	30.07%
One Year: 3/1/05 — 2/28/06	28.92%
Six Months: 9/1/05 — 2/28/06	11.43%

PORTFOLIO ADVISOR COMMENTARY

Energy and metal stocks had another strong year in 2005. Oil and copper prices were up more than 40% for the year. Widely followed energy indexes marked the third consecutive year of strong increases, outperforming the broader stock market indexes.  We do not believe the long-running commodity rally is over just yet, but the magnitude of the growth rates in the commodity prices may be slowing. We believe global economic growth and demand for these commodities will continue to support prices at current levels well into 2006.  China and other regions continue to drive demand for a wide variety of commodity products used to produce finished goods and infrastructures for industry and consumers.

We believe the major beneficiary of the current energy environment will be the oil equipment and services industry.   Capital expenditures are rising for both OPEC and non-OPEC countries as producers are attempting to balance supply and demand.  There is currently very little spare capacity for drilling operations and services.  Prices are rapidly rising for drilling rigs and for most oil field services.  In some cases, the length of service contracts is being extended for periods of three years or longer.  This indicates to us that producers will likely not stop or slow their investments just because operating costs are rising.  We believe the price of oil would need to drop to around $40 per barrel before we would see a significant decline in capital spending.

The list of best performing stocks in the Portfolio for the last six months included Joy Global (4.39%), Suncor (4.57%), Peabody Energy (5.23%), Bucyrus International (3.25%), and Schlumberger (4.02%).  The worst performing stocks were Syntroleum Corp (0.62%), Alpha Natural Resources (3.73%), International Coal Group (2.61%), and Chicago Bridge & Iron (3.20%).

The Portfolio has its largest allocation in the energy service sector with a heavy emphasis on the coal industry.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.   The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Peabody Energy Corp.	5.23%
Foundation Coal Holdings	4.75%
Burlington Resources, Inc.	4.73%
Suncor Energy, Inc.	4.57%
Joy Global, Inc.	4.39%
Schlumberger Ltd.	4.02%
Noble Corp.	4.00%
Occidental Petroleum Corp.	4.00%
Arch Coal, Inc.	3.83%
Alpha Natural Resources, Inc.	3.73%

*Based on total net assets as of February 28, 2006

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by:

Loomis, Sayles & Co., L.P.

Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2006
Financial Services Portfolio (Class I)
Inception: 1/7/03 — 2/28/06*	15.71%
One Year: 3/1/05 — 2/28/06	22.34%
Six Months: 9/1/05 — 2/28/06	17.70%

PORTFOLIO ADVISOR COMMENTARY

For the six month period ending February 28, 2006, the Saratoga Financial Services Portfolio produced a solid double-digit positive return.  This performance was due largely to strong stock selection in the diversified financial services and capital markets industries, as well as an overweight position in the capital markets industry.  Among the top contributors to the Portfolio during this period were CB Richard Ellis Group Inc. (7.18%), Lehman Brothers Holding Corp. (4.90%) and TD Ameritrade Holding Corp. (5.21%).

CB Richard Ellis reported stellar earnings in November 2005 that easily beat analysts’ expectations and raised guidance.  Leasing fundamentals are improving, as is investment sales activity in global commercial real estate markets.  CB Richard Ellis’ participation in these markets results in a business model that yields strong operating cash flow and high returns on capital.  Lehman Brothers continues to execute on all cylinders and continues to gain market share in the global banking market.  The company is narrowing the revenue gap between its peers.  At the end of 2000, Lehman Brothers trailed an average of Goldman Sachs (4.84%), Morgan Stanley (0.00%) and Merrill Lynch (0.00%) in investment banking fees by 53%, but they have since closed the gap considerably.  TD Ameritrade has begun to reap the benefits of merger synergies with TD Waterhouse.  TD Ameritrade offers an appealing mixture of earnings momentum and asset gathering capacity.

Endurance Specialty Holdings (0.00%), Commerce Bancorp (0.00%) and Golden West Financial (1.70%) were stocks that had a slightly negative impact on Portfolio performance.  Endurance fell in the aftermath of the hurricanes in September 2005 as revisions to loss estimates were likely.  Commerce Bancorp shares fell in October 2005 as downward earnings revisions were expected due to a flattening yield curve and the threat of an inverted yield curve.  Golden West also fell in October due to yield curve concerns.

During the last semi-annual period, our exposure in the insurance industry was reduced by about 70% in the aftermath of the hurricanes in the southeast region.  The proceeds were redeployed into capital markets, commercial banks and consumer finance industries.

*      Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/06.    The securities held in the portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Company	Net Assets
Capital One Financial Corp.	7.92%
CB Richard Ellis Group, Inc.	7.18%
Wells Fargo & Co.	6.76%
Compass Bancshares, Inc.	5.88%
TD Ameritrade Holding Corp.	5.21%
American Express Co.	5.01%
Bear Stearns Co., Inc.	4.95%
Lehman Brothers Holdings, Inc.	4.90%
Goldman Sachs Group, Inc.	4.84%
Prudential Financial, Inc.	4.83%

*Based on total net assets as of February 28, 2006

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:

Fox Asset Management LLC

Little Silver, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 28, 2006
Investment Quality Bond Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	5.06%
Ten Year: 3/1/96 — 2/28/06*	4.77%
Five Year: 3/1/01 — 2/28/06*	3.96%
One Year: 3/1/05 — 2/28/06	1.29%
Six Months: 9/1/05 — 2/28/06	-0.37%

PORTFOLIO ADVISOR COMMENTARY

Over the past six month period ending February 28, 2006, the fixed income markets have been very difficult for most investors.  Interest rates have increased significantly, resulting in a negative return for the Saratoga Investment Quality Bond Portfolio.

Going forward, we anticipate continued economic growth, albeit at a slightly slower rate than seen in the past few years, but not a recession that some have forecast based on the inverted yield curve.  We believe strength by the consumer (primarily fueled by housing gains) will be supplanted by business investment and government spending.  Overseas growth is also strengthening.  U.S. Gross Domestic Product (GDP) will likely be in the 3.0% range for 2006.

In this environment, we continue to manage the Portfolio with the same consistent, conservative philosophy.  We are reducing the extent of our barbell positioning by investing along the yield curve and we continue to invest in high-quality corporate bonds and inflation-indexed Treasuries.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*

	% of
Issuer	Net Assets
Treasury Notes - TIP Bond	16.85%
Federal National Mortgage, 4/15/2014	13.05%
Federal National Mortgage, 8/15/2017	6.70%
Federal National Mortgage, 6/30/2008	5.89%
Eastern Energy Ltd 6.75%, 12/1/2006	5.57%
J.P. Morgan Chase & Co., 3.80%, 10/2/2009	5.25%
Gte Southwest, Inc. 6.23% 1/1/2007	4.85%
Treasury Notes, 2/15/2014	4.62%
Eaton Corp., 8.90%, 8/15/2006	3.49%
International Flavors & Fragrances, Inc.
6.45% 5/15/2006	3.45%

*Based on total net assets as of February 28, 2006

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:

Oppenheimer Capital LLC

New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 28, 2006
Municipal Bond Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	4.58%
Ten Year: 3/1/96 — 2/28/06*	4.29%
Five Year: 3/1/01 — 2/28/06*	3.68%
One Year: 3/1/05 — 2/28/06	2.12%
Six Months: 9/1/05 — 2/28/06	0.29%

PORTFOLIO ADVISOR COMMENTARY

The Federal Reserve (the “Fed”) continued to raise rates four more times in the past six months to 4.50%.  The Fed has now made fourteen interventions in less than two years in order to combat inflationary pressures building within the economy.  The impact of these rate hikes has been that longer-term bonds have outperformed bonds with shorter maturities and the yield curve has flattened.  The bond market in general has struggled over the past six months as a strengthening economy and consistent Fed actions have taken their toll on bond prices.

We have begun to reduce our exposure to longer term municipals as we sensed that the Fed is near the end of their tightening cycle and that shorter term bonds should respond favorably to this change of course.  Currently, 15% of the bonds in the Portfolio have maturities longer than twenty-five years.  We are now focusing on the 15-year part of the yield curve which we feel presents the most value at this time.   We have also continued to focus on higher quality municipals due to the narrow yield spreads between lower and higher quality bonds.  Currently, 85% of the Portfolio is invested in AAA municipals.

With signs of cooling in the housing market appearing and high energy prices continuing, the Fed has hinted that these factors may be thwarting inflation sufficiently to warrant an end to interest rate tightening.  We sense that the Fed will raise short-term rates once or twice more but conclude in the first half of 2006.  This would likely cause the shape of the yield curve to change, and in our view, it would steepen.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Issuer	Net Assets
Heartland Consumers Power District, 6.00%, 1/1/17	6.05%
Maryland State Energy Financing Administration, 6.30%, 12/1/10	5.34%
Alvord, California Union School District, 5.90%, 2/1/20	5.16%
Marco Island, Florida Utilities System Revenue, 5.25%, 10/1/20	4.68%
Denver, CO City & County Excise Tax Revenue, 5.50%, 9/1/17	4.67%
New Hampshire State Health & Education Facilities, 5.50%, 8/1/27	4.67%
Snohomish County School District 5.50%, 12/1/19	4.67%
Texas State University System Revenue, 5.375%, 3/15/17	4.59%
Philadelphia Pennsylvania, GO, 4.90%, 9/15/20	4.45%
Mecklenburg County North Carolina, GO, Series B, 4.50%, 2/1/18	4.43%

                                *Based on total net assets as of February 28, 2006

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:

Reich & Tang Asset Management, LLC

New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
2/28/06	3.31%

Total Aggregate Return for the Period Ended February 28, 2006
U.S. Government Money Market Portfolio (Class I)
Inception: 9/1/94 — 2/28/06*	3.18%
Ten Year: 3/1/96 — 2/28/06*	2.89%
Five Year: 3/1/01 — 2/28/06*	1.25%
One Year: 3/1/05 — 2/28/06	2.29%
Six Months: 9/1/05 — 2/28/06	1.39%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2006.

The recently completed six month period ending February 28, 2006 included the final performance of a long run production expertly directed by Mr. Alan Greenspan.  Upon its conclusion, this period began to reveal an atmosphere where one could feel the end of one era of speculation and the beginning of another that will not be as “measured” as the previous we have experienced.  The Federal Open Market Committee (FOMC) gave our short-term market four additional tightenings of 25 basis points (.25%), which has resulted in a Federal Funds target rate of 4.50%.   In addition, the FOMC had seemingly begun two transitions: 1) from a need to provide such “measured” removal of “policy accommodation” to a policy that is not as telegraphed, and 2) the end of Mr. Greenspan’s tenure and the start of Mr. Bernanke’s.

At the most recent FOMC gatherings the released statements have revealed the committee’s desire to communicate to the markets that their policy decisions will no longer be just “measured”, but that they have a limit and that they believe “some further measured policy firming is likely to be needed” in order to keep inflation and the economy in balance.  The market has begun to interpret this as a communication from the FOMC that the point of balanced inflationary pressures is near, the need for Federal Funds tightenings may be near an end, and a clean slate is being prepared for incoming Chairman Bernanke.  These elements have led to a further flattening of our short-term yield curve, a slight inversion in longer term rates, and an overabundance of cash in the short end of the yield curve.

Therefore, we will continue to be cautious with the duration of our purchases and monitor each piece of economic data that we believe will directly influence future FOMC decisions.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

¹       The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*      Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

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SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 98.94%			Hotels Restaurants & Leisure - 3.74%
	Aerospace & Defense - 2.11%		15,900	Carnival Corp. +	$ 821,235
24,200	Honeywell International, Inc.	$ 990,990	13,300	McDonald's Corp.	464,303
			10,700	Royal Caribbean Cruises, Ltd. +	471,442
					1,756,980
	Banks - 8.15%
31,100	Bank of America Corp.	1,425,935		Insurance - 11.37%
14,500	Wells Fargo & Co.	930,900	12,600	Ambac Financial Group, Inc.	946,890
26,000	Wachovia Corp.	1,457,820	21,200	American International Group, Inc.	1,406,832
		3,814,655	23,800	Marsh & McLennan Cos., Inc. +	735,658
			16,700	The Hartford Financial Services	1,375,746
	Capital Markets - 9.56%			Group, Inc.
52,000	JP Morgan Chase & Co.	2,139,280	12,700	XL Capital, Ltd., Class A +	857,885
17,300	Merrill Lynch & Co., Inc.	1,335,733			5,323,011
16,800	Morgan Stanley	1,002,288
		4,477,301		Leisure Products - 2.03%
			58,300	News Corp., Class A	949,124
	Chemicals - 0.78%
17,400	Lyondell Chemical Co.	364,008		Machinery/Instruments - 5.38%
			15,300	Parker Hannifin Corp.	1,196,001
	Commercial Services - 1.37%		19,000	Eaton Corp.	1,323,730
14,500	ChoicePoint, Inc. * +	643,800			2,519,731

	Communications Equipment - 2.11%			Metals & Mining - 2.05%
48,800	Cisco Systems, Inc. *	987,712	19,900	Inco, Ltd. * +	961,568

	Computers - 1.98%			Oil & Gas - 10.22%
31,900	Dell, Inc. *	925,100	20,500	ChevronTexaco Corp.	1,157,840
			35,000	ConocoPhillips +	2,133,600
	Consumer Finance - 2.11%		7,800	ExxonMobil Corp.	463,086
11,300	Capital One Financial Corp.	989,880	24,600	XTO Energy, Inc.	1,030,494
					4,785,020
	Diversified Consumer Services - 0.81%
11,500	Career Education Corp. * +	377,660		Pharmaceuticals - 9.09%
			77,900	Pfizer, Inc.	2,040,201
	Diversified Financials - 5.66%		35,000	Sanofi - Synthelabo SA, ADR +	1,492,050
46,300	Citigroup, Inc.	2,146,931	14,600	Wyeth	727,080
7,500	Federal Home Loan Mortgage	505,425			4,259,331
		2,652,356

	Forest Products & Paper - 1.49%
16,400	Temple Inland, Inc.	699,788

	Health Care Products - 1.03%
19,700	Boston Scientific Corp. * +	481,074

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Shares		Value
	Semiconductor Equipment/
	Products - 2.26%
108,900	Taiwan Semiconductor Mfg., Ltd. +	$ 1,059,597

	Software - 3.06%
39,700	Cadence Design Systems, Inc. * +	704,675
31,400	McAfee, Inc. *	730,364
		1,435,039

	Specialty Retail - 5.52%
11,850	Best Buy, Inc. +	638,241
29,600	Family Dollar Stores, Inc.	761,312
48,400	The TJX Companies, Inc.	1,185,316
		2,584,869

	Thrifts & Mortgage Finance - 3.73%
50,600	Countrywide Financial Corp.	1,744,688

	Telecommunications - 3.33%
24,700	Alltel Corp.	1,559,805

	Total Common Stocks (Cost $40,853,494)	46,343,087

	Short-Term Investments - 0.77%
358,351	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.25%, 3/1/06
	(Cost $358,351)	358,351

	Collateral Received for Securities
	Loaned - 23.82%
11,155,210	Bank of New York Institutional Cash
	Reserve Fund, to yield 4.56%, 3/1/06
	(Cost $11,155,210)	11,155,210

TOTAL INVESTMENTS
(Cost $52,367,055)	123.53%	$ 57,856,648

Liabilities in excess of other assets	-23.53%	(11,023,386)

TOTAL NET ASSETS	100.00%	$ 46,833,262

Percentages indicated are based upon total net assets of $46,833,262

* Non-income producing securities.
+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 97.74%			Retailing - 8.44%
	Advertising - 2.42%		46,875	Chico's FAS, Inc. * +	$ 2,205,469
13,850	Getty Images, Inc. * +	$ 1,122,265	42,650	eBay, Inc. * +	1,708,559
					3,914,028
	Biotechnology - 3.47%
18,750	Genentech, Inc. * +	1,606,688		Semiconductors - 6.31%
			36,100	Advanced Micro Devices, Inc. *	1,395,987
	Commercial Services - 4.46%		33,863	Broadcom Corp. *	1,526,860
42,250	Monster Woldwide, Inc. * +	2,068,560			2,922,847

	Construction & Mining - 2.85%			Tech Hardware & Equipment - 15.61%
25,575	Joy Global, Inc.	1,318,647	39,075	Apple Computer, Inc. * +	2,678,200
			67,500	Corning, Inc. *	1,647,675
	Consumer Durables		53,050	Motorola, Inc.	1,135,270
	& Apparel - 3.68%		37,600	Qualcomm, Inc. +	1,775,096
47,750	Coach, Inc. *	1,705,630			7,236,241

	Diversified Financials - 17.41%			Web Portals - 2.62%
19,450	Franklin Resources, Inc.	1,997,126	3,350	Google, Inc., Class A *	1,214,776
14,900	Lehman Brothers Holdings, Inc.	2,174,655
13,225	Legg Mason, Inc.	1,727,053		Total Common Stocks (Cost $34,850,473)	45,300,394
32,400	Moody's Corp.	2,170,800
		8,069,634		Short-Term Investments - 0.67%
			311,554	Milestone Treasury Obligation Portfolio,
	Energy - 2.18%			Institutional Class,
24,150	XTO Energy, Inc.	1,011,644		to yield 4.25%, 3/1/06
				(Cost $311,554)	311,554
	Finance - 4.91%
5,350	Chicago Mercantile Exchange	2,276,960		Collateral Received for Securities
				Loaned - 11.44%
	Food & Staples Retailing - 2.52%		5,301,572	Bank of New York Institutional Cash
18,250	Whole Foods Market, Inc. +	1,165,810		Reserve Fund, to yield 4.56%, 3/1/06
				(Cost $5,301,572)	5,301,572
	Health Care Equipment &
	Services - 14.14%		TOTAL INVESTMENTS
35,150	Aetna, Inc.	1,792,650	(Cost $40,463,599)	109.85%	$ 50,913,520
31,650	Caremark Rx, Inc. *	1,574,587
35,975	St. Jude Medical, Inc. *	1,640,460	Liabilities in excess of other assets	-9.85%	(4,563,909)
20,125	WellPoint, Inc. *	1,545,399
		6,553,096	TOTAL NET ASSETS	100.00%	$ 46,349,611

	Oil & Gas - 2.15%		Percentages indicated are based upon total net assets of $46,349,611
31,000	Southwest Energy Co. *	994,790
			* Non-income producing securities.
	Real Estate - 4.57%		+ All or a portion of the security is on loan.
30,850	CB Richard Ellis Group, Inc. *	2,118,778

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 97.51%			Hotels & Motels - 1.92%
	Auto Parts - Original		5,000	Marriott International, Inc.	$ 342,000
	Equipment - 2.06%
6,600	BorgWarner, Inc.	$ 368,082		Insurance Multi-Line - 5.50%
			10,600	Conseco, Inc. * +	263,304
	Banks - 7.96%		6,000	Delphi Financial Group, Inc.	312,480
6,700	Compass Bancshares, Inc.	336,876	8,300	Protective Life Corp.	404,625
12,500	Greater Bay Bancorp +	336,250			980,409
7,800	Marshall & Ilsley Corp.	343,200
4,900	Zions Bancorp	404,348		Management Resources - 1.19%
		1,420,674	5,000	Fair Isaac Corp.	213,100

	Chemicals - 1.50%			Manufacturing - 8.28%
4,400	PPG Industries, Inc.	266,772	8,500	Ingersoll-Rand Co., Class A +	348,755
			6,675	Joy Global, Inc.	344,163
	Coal & Copper - 6.65%		5,600	Roper Industries, Inc.	252,392
3,300	Arch Coal, Inc.	241,263	7,800	Rockwell Automation, Inc.	531,726
5,900	Foundation Coal Holdings, Inc.	236,000			1,477,036
19,200	International Coal Group, Inc. *	164,160
7,000	Peabody Energy Corp.	337,890		Medical Services/Products - 2.09%
1,500	Phelps Dodge Corp.	207,000	6,600	Covance, Inc. *	372,570
		1,186,313
	Computer Services, Software &			Multi-Sector Companies - 2.19%
	Systems - 5.61%		7,700	ESCO Technologies, Inc. * +	391,006
15,098	Symantec Corp. * +	255,005
17,500	Verisign, Inc. * +	414,050		Oil & Gas - 9.08%
7,500	Zebra Technologies Corp. * +	331,050	6,700	Cimarex Energy Co.	285,822
		1,000,105	5,000	Dril-Quip, Inc. * +	254,000
			5,800	Encore Acquisition Co. *	177,712
	Construction/Building - 2.57%		5,900	Lone Star Technologies, Inc. * +	293,230
18,700	Chicago Bridge & Iron Co.	457,589	3,000	Nabors Industries, Ltd. *	197,850
			3,100	Noble Corp. +	229,121
	Drugs & Pharmaceuticals - 7.12%		5,900	Pride International, Inc. *	182,723
6,500	Charles River Laboratories *	314,275			1,620,458
4,900	Forest Laboratories, Inc. *	224,910
41,200	Impax Laboratories, Inc. * +	461,440
4,100	Neurocrine Biosciences, Inc. * +	269,001
		1,269,626

	Electronic Equipment &
	Components - 2.63%
5,600	Cooper Industries, Ltd.	468,720

	Electronics - Semiconductors/
	Components - 1.74%
28,800	Flextronics International, Ltd. *	310,752

	Financial Services - 2.26%
9,700	Fiserv, Inc. *	402,550

	Forest Products - 1.24%
7,800	Louisiana-Pacific Corp. +	221,754

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Shares		Value	Shares		Value
	Real Estate Investment Trusts
	(REITs) - 1.64%			Short-Term Investments - 2.71%
7,700	iStar Financial, Inc.	$ 293,370	483,890	Milestone Treasury Obligation Portfolio,
				Institutional Class,
	Restaurants - 3.67%			to yield 4.25%, 3/1/06
7,400	CEC Entertainment, Inc. *	240,944		(Cost $483,890)	$ 483,890
14,500	Ruby Tuesday, Inc. +	413,975
		654,919		Collateral Received for Securities
				Loaned - 23.20%
	Retail - 8.99%		4,138,706	Bank of New York Institutional Cash
7,250	AnnTaylor Stores Corp.*	263,175		Reserve Fund, to yield 4.56%, 3/1/06
17,800	Dollar General Corp.	310,076		(Cost $4,138,706)	4,138,706
16,200	Pacific Sunwear of California, Inc. * +	385,722
14,800	Petco Animal Supplies, Inc. * +	288,008	TOTAL INVESTMENTS
18,900	Saks, Inc. * +	357,210	(Cost $19,782,717)	123.42%	$ 22,017,400
		1,604,191
			Liabilities in excess other assets	-23.42%	(4,178,810)
	Security Services - 3.63%
12,300	Check Point Software Technologies, Ltd. * +	261,498	TOTAL NET ASSETS	100.00%	$ 17,838,590
8,700	ChoicePoint, Inc. * +	386,280
		647,778	Percentage indicated are based on net assets of $17,838,590

	Semiconductors - 1.56%		* Non-income producing securities.
7,500	International Rectifier Corp. * +	278,250	+ All or a portion of the security is on loan.

	Telecommunications Equipment - 1.38%
22,200	Avaya, Inc. * +	246,864

	Utilities - Electrical - 2.98%
10,000	Black Hills Corp.	345,700
14,300	Centerpoint Energy, Inc. +	185,471
		531,171

	Waste Management - 2.07%
6,100	Stericycle, Inc. * +	368,745

	Total Common Stocks (Cost $15,160,121)	17,394,804

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 98.90%			Manufacturing - 11.14%
	Automotive Equipment &		14,500	Albany International Corp., Class A	$ 538,965
	Manufacturing - 2.74%		7,000	Clarcor, Inc. +	236,950
9,000	BorgWarner, Inc.	$ 501,930	15,500	Smith (A.O.) Corp. +	717,650
			8,400	Teleflex, Inc.	543,060
	Chemicals - 2.81%				2,036,625
28,500	RPM, Inc.	514,140
				Medical Products - 8.54%
	Collectibles - 2.56%		12,500	CONMED, Inc. * +	242,000
13,000	RC2 Corp. * +	468,390	16,400	Owens & Minor, Inc.	522,996
			8,600	PolyMedica Corp. +	347,784
	Commercial Services - 1.03%		13,900	West Pharmaceutical Services, Inc. +	448,831
7,700	Labor Ready, Inc. *	189,189			1,561,611

	Construction - 2.86%			Oil & Gas - 14.03%
5,200	Granite Construction, Inc. +	241,020	5,000	Cimarex Energy Co.	213,300
3,400	Lafarge North America, Inc. +	281,758	43,800	Grey Wolf, Inc. * +	303,972
		522,778	17,000	Maverick Tube Corp. * +	791,010
			8,000	Newfield Exploration Co. *	309,200
	Containers & Packaging - 3.42%		27,000	Piedmont Natural Gas. Co., Inc. +	667,440
11,800	AptarGroup, Inc.	625,990	6,700	Remington Oil & Gas Corp. *	280,730
					2,565,652
	Cosmetics & Personal Care - 1.13%
5,300	Chattem, Inc. * +	206,647		Restaurants - 6.13%
			13,200	Applebee's International, Inc.	305,448
	Electrical Products - 3.52%		10,000	CBRL Group, Inc.	444,300
25,000	Belden CDT, Inc.	644,500	12,000	Landry's Seafood Restaurants, Inc. +	370,440
					1,120,188
	Electronic Components - 4.36%
12,000	Bel Fuse, Inc., Class B +	397,320		Retail - 5.32%
18,300	Technitrol, Inc.	400,404	15,800	BJ's Wholesale Club, Inc. *	500,228
		797,724	9,300	Claires Stores, Inc.	297,972
			5,500	Supervalu, Inc.	173,800
	Energy & Utilities - 2.40%				972,000
6,000	Questar Corp.	439,500
				Semiconductor - 1.93%
	Food Processing - 2.60%		9,500	International Rectifier Corp. * +	352,450
9,200	Nash Finch Co. +	285,200
6,500	Performance Food Group Co. *	190,905		Software - 0.81%
		476,105	26,500	InPhonic, Inc. * +	148,930

	Household Products - 7.63%			Transportation - 6.93%
20,500	Church & Dwight Co., Inc.	707,865	13,200	Arkansas Best Corp.	548,592
34,700	Prestige Brands Holdings, Inc. *	387,946	10,400	Bristow Group, Inc. *	310,544
14,100	Tupperware Corp.	298,779	11,300	OMI Corp.	197,750
		1,394,590	4,400	YRC Worldwide, Inc. * +	210,496
					1,267,382
	Insurance - 7.01%
9,900	IPC Holdings, Ltd.	260,073		Total Common Stocks (Cost $12,356,137)	18,088,269
12,500	Protective Life Corp.	609,375
16,500	Scottish Re Group, Ltd.	412,500
		1,281,948

	See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Shares		Value

	Short-Term Investments - 1.35%
246,133	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.25%, 3/1/06
	(Cost $246,133)	$ 246,133

	Collateral Received for Securities
	Loaned - 22.59%
4,131,820	Bank of New York Institutional Cash
	Reserve Fund, to yield 4.56%, 3/1/06
	(Cost $4,131,820)	4,131,820

TOTAL INVESTMENTS
(Cost $16,734,090)	122.84%	$ 22,466,222

Liabilities in excess of other assets	-22.84%	(4,178,988)

TOTAL NET ASSETS	100.00%	$ 18,287,234

Percentages indicated are based upon total net assets of $18,287,234

* Non-income producing securities.
+ All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares			Value
	Common Stocks - 97.68%			JAPAN - 22.12%
	AUSTRIA - 2.28%			Automobiles - 2.05%
	Steel - 2.28%		11,200	Nissan Motor Co., ADR		$ 257,712
4,600	Bóhler-Uddeholm AG, ADR	$ 287,458	3,200	Toyota Motor Corp., ADR		341,984
						599,696
	BRAZIL - 3.54%
	Oil & Gas - 3.54%			Banking & Finance - 10.69%
5,100	Petroleo Brasileiro SA, ADR	446,454	29,900	Mitsubishi UFJ Financial, ADR		445,510
			22,600	Nomura Holdings, Inc., ADR		435,954
	CANADA - 4.47%		17,500	Shinsei Bank, Ltd., ADR		237,211
	Oil & Gas - 1.85%		2,300	Shizuoka Bank, Ltd., ADR		227,369
5,100	Petro Canada	233,376				1,346,044

	Transportation - 2.62%			Photo/Office Equipment - 3.92%
3,500	Canadian National Railway Co., ADR	330,225	7,900	Canon, Inc., ADR		493,592

	TOTAL CANADA	563,601		Telecommunications - 2.74%
			23,300	NTT DoCoMo, Inc., ADR		345,539
	FINLAND - 1.58%
	Wireless Equipment - 1.58%			TOTAL JAPAN		2,784,871
10,700	Nokia Oyj, ADR	198,806

	FRANCE - 11.99%			LUXEMBOURG - 2.68%
	Commercial Banking - 3.53%			Steel - 2.68%
9,600	BNP Paribas SA, ADR	444,375	9,200	Arcelor SA, ADR		338,056

	Computer Software - 2.30%			MEXICO - 4.22%
5,200	Dassault Systemes SA, ADR	290,212		Cement - 4.22%
			8,600	Cemex SA de CV, ADR		531,136
	Insurance - 4.35%
15,500	AXA, ADR	548,390		NETHERLANDS - 4.53%
				Banking - 4.53%
	Oil & Gas - 1.80%		16,000	Fortis, ADR		$ 570,373
1,800	Total Fina Elf SA, ADR	227,034
				SWEDEN - 5.49%
	TOTAL FRANCE	1,510,011		Metal Processing - 5.49%
			5,300	AB Sandvik, ADR		285,139
	GERMANY - 11.58%		28,000	AB SFK, ADR		406,655
	Apparel - 2.33%					691,794
3,000	Adidas - Salomon AG, ADR *	293,258
				SWITZERLAND - 13.27%
	Banking & Finance - 2.11%			Financial Services - 5.40%
2,400	Deutsche Bank AG	265,800	5,600	Credit Suisse Group, ADR		309,680
			5,200	Swiss Re, ADR		370,480
	Diversified Manufacturing - 3.80%					680,160
5,200	Siemens AG, ADR	478,296
				Food & Food Services - 1.75%
	Electrical Utilities - 3.34%		3,000	Nestle SA, ADR		220,571
4,900	RWE Aktiengesellschaf SP, ADR	420,918
				Pharmaceuticals - 6.12%
	TOTAL GERMANY	1,458,272	6,700	Novartis AG, ADR		356,775
			5,600	Roche Holding AG, ADR		413,921
	ITALY - 2.05%					770,696
	Oil - 2.05%
4,500	Eni S.p.A., ADR	257,715		TOTAL SWITZERLAND		1,671,427

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Shares		Value	Shares			Value
	UNITED KINGDOM - 6.13%			Short-Term Investments - 1.56%
	Food & Food Services - 3.83%		195,107	Milestone Treasury Obligation Portfolio,
27,200	Tesco PLC, ADR	$ 483,009		Institutional Class,
				to yield 4.25%, 3/1/06
	Software - 2.30%			(Cost $195,107)		$ 195,107
14,300	Sage Group PLC, ADR *	289,575
			TOTAL INVESTMENTS
	TOTAL UNITED KINGDOM	772,584	(Cost $10,143,069)		99.24%	$ 12,498,536

	TAIWAN - 1.75%		Assets in excess of other liabilities		0.76%	96,833
	Semiconductors - 1.75%
22,700	Taiwan Semiconductor, ADR	220,871	TOTAL NET ASSETS		100.00%	$ 12,595,369

	Total Common Stocks (Cost $9,947,962)	12,303,429	Percentages indicated are based upon total net assets of $12,595,369

			* Non-income producing securities.
			ADR - American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares			Value
	Common Stocks - 90.85%			Short-Term Investments - 0.25%
	Biotechnology - 15.82%		102,376	Milestone Treasury Obligation Portfolio,
27,000	Amgen, Inc. *	$ 2,038,230		Institutional Class,
96,021	Cell Genesys, Inc. * +	675,988		to yield 4.25%, 3/1/06
11,500	Genentech, Inc. *	985,435		(Cost $102,377)		$ 102,377
77,000	MedImmune, Inc. *	2,809,730
53,501	Migenix, Inc. * ++	21,157		Collateral Received for Securities
		6,530,540		Loaned - 19.77%
			8,164,971	Bank of New York Institutional Cash
	Healthcare - Equipment			Reserve Fund, to yield 4.56%, 3/1/06
	& Supplies - 39.06%			(Cost $8,164,971)		8,164,971
71,500	Affymetrix, Inc. * +	2,538,965
81,000	Applera Corp.	2,289,870		TOTAL INVESTMENTS
50,800	Caliper Life Sciences, Inc. * +	336,804		(Cost $44,595,138)	110.87%	$ 45,777,483
28,000	Invitrogen Corp. * +	1,986,040
51,000	Medtronic, Inc.	2,751,450		Liabilities in excess of other assets	-10.87%	(4,484,867)
43,000	Techne Corp. * +	2,557,210
39,600	Stryker Corp.	1,830,312		TOTAL NET ASSETS	100.00%	$ 41,292,616
43,000	Waters Corp. *	1,837,390
		16,128,041
			Percentages indicated are based on net assets of $41,292,616
	Healthcare - Providers
	& Service - 11.00%			* Non-income producing securities.
45,000	Cerner Corp. * +	1,873,350		+ All or a portion of the security is on loan.
58,000	AmerisourceBergen Corp.	2,667,420	++ Restricted security. Such securities account for 0.05% of the
		4,540,770		Portfolio's net assets at February 28, 2006.

	Pharmaceuticals - 24.97%			ADR - American Depositary Receipt
7,000	Bristol - Myers Squibb Co.	161,700
53,156	Corcept Therapeutics, Inc. *	257,807
30,000	Eli Lilly & Co.	1,668,600
74,000	EPIX Pharmaceuticals, Inc. * +	321,900
25,000	Johnson & Johnson	1,441,250
39,000	Medicis Pharmaceutical Corp., Class A +	1,109,160
11,000	Mylan Laboratories, Inc. +	253,000
78,200	Pfizer, Inc.	2,048,058
16,000	Rigel Pharmaceuticals, Inc. * +	152,000
69,000	Teva Pharmaceutical Industries, Ltd.	2,897,309
		10,310,784

	Total Common Stocks (Cost $36,327,790)	37,510,135

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 98.14%			Semiconductors - 7.51%
	Consumer Discretionary - 6.42%		8,900	Intersil Holding Corp., Class A	$ 252,226
9,700	Accenture, Ltd.	$ 316,802	6,700	Microchip Technology, Inc. +	235,840
6,900	International Game Technology	246,813	19,200	Micron Technology, Inc. *	297,792
7,400	Haemonetics Corp. *	383,320	8,128	Microsemi Corp. * +	249,936
7,900	Hologic, Inc. * +	377,857	6,500	Silicon Laboratories *	311,870
5,200	Shire Pharmaceuticals, ADR	247,416	13,100	SiRF Technology Holdings, Inc. * +	490,333
		1,572,208			1,837,997

	Diversified Machinery - 2.70%			Telecommunication Services - 9.90%
8,900	Intermac, Inc * +	273,052	31,500	Comverse Technology, Inc. * +	905,940
5,700	Rockwell Automation, Inc.	388,569	13,600	Corning, Inc. *	331,976
		661,621	15,600	Harris Corp.	712,608
			16,419	NeuStar, Inc., Class A * +	472,867
	E-Commerce - 2.01%				2,423,391
12,300	eBay, Inc. *	492,738
				Total Common Stocks (Cost $17,004,175)	24,033,875
	Electronics - 1.01%
5,500	Cymer, Inc. * +	247,390		Short-Term Investments - 2.02%
			493,865	Milestone Treasury Obligation Portfolio,
	Energy - Alternate Sources - 1.65%			Institutional Class,
9,209	Sunpower Corp., Class A * +	404,275		to yield 4.25%, 3/1/06
				(Cost $493,865)	493,865
	Information Technology - 66.94%
20,200	Adobe Systems, Inc. +	780,124		Collateral Received for Securities
11,100	Akamai Technologies, Inc. *	294,150		Loaned - 27.04%
9,800	Apple Computer, Inc. +	671,692	6,621,117	Bank of New York Institutional Cash
50,400	Applied Materials, Inc.	924,336		Reserve Fund, to yield 4.56%, 3/1/06
35,400	ASM Lithography Holding N.V.	732,072		(Cost $6,621,117)	6,621,117
	(New York Registered Shares) * +
39,200	BEA Systems, Inc. *	449,624	TOTAL INVESTMENTS
21,270	Broadcom Corp., Class A *	959,064	(Cost $24,119,157)	127.20%	$ 31,148,857
9,900	Checkfree Corp. * +	489,654
37,800	Cisco Systems, Inc. *	765,072	Liabilities in excess of other assets	-27.20%	(6,659,622)
18,900	Citrix Systems, Inc. * +	611,604
44,200	EMC Corp. *	619,684	TOTAL NET ASSETS	100.00%	$ 24,489,235
8,400	F5 Networks, Inc. * +	569,688
2,950	Google, Inc. *	1,069,729	Percentages indicated are based on net assets of $24,489,235
23,700	Hewlett-Packard Co.	777,597
21,100	Informatica Corp. * +	338,022	* Non-income producing securities.
13,800	Marvell Technology Group, Ltd. *	844,836	+ All or a portion of the security is on loan.
22,800	Microsoft Corp.	613,320
22,100	Motorola, Inc.	472,940	ADR - American Depositary Receipt
7,400	NAVTEQ Corp. * +	342,694
8,400	NII Holdings, Inc. * +	430,248
30,500	Nokia oyj - ADR +	566,690
30,700	Opsware, Inc. *	241,609
19,100	Oracle Corp. *	237,222
16,900	Powerwave Technologies, Inc. * +	248,092
19,600	Qualcomm, Inc.	925,316
7,600	SAP Aktiengesellschaft - ADR +	388,360
20,600	Trident Microsystems, Inc. * +	575,564
14,200	Yahoo!, Inc. * +	455,252
		16,394,255

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares		Value
	Common Stocks - 95.82%			Oil - Equipment & Services - 11.21%
	Chemicals - 4.04%		4,000	Dril-Quip, Inc. *	$ 203,200
3,000	Air Products and Chemicals, Inc.	$ 192,480	4,000	Halliburton Corp.	272,000
5,000	Praxair, Inc.	269,900	7,000	Lone Star Technologies, Inc. *	347,900
		462,380	4,000	Schlumberger, Ltd.	460,000
					1,283,100
	Coal - 20.16%
20,000	Alpha Natural Resources, Inc. *	427,400		Oil - Integrated Domestic - 11.34%
6,000	Arch Coal, Inc.	438,660	5,600	ChevronTexaco Corp.	316,288
13,600	Foundation Coal Holdings, Inc.	544,000	5,000	Occidental Petroleum Corp.	457,700
35,000	International Coal Group, Inc. *	299,250	7,000	Suncor Energy, Inc.	523,250
12,400	Peabody Energy Corp.	598,548			1,297,238
		2,307,858

	Energy - Alternative - 1.62%			Total Common Stocks (Cost $7,115,422)	10,966,087
5,500	KFX, Inc. *	114,840
8,000	Syntroleum Corp. *	70,560		Short-Term Investments - 4.09%
		185,400	467,765	Milestone Treasury Obligation Portfolio,
				Institutional Class,
	Forestry - 3.15%			to yield 4.25%, 3/1/06
12,700	Louisiana-Pacific Corp.	361,061		(Cost $467,765)	467,765

	General Contractors - 3.21%		TOTAL INVESTMENTS
15,000	Chicago Bridge & Iron Co.	367,050	(Cost $7,583,187)	99.91%	$ 11,433,852

	Machinery - Construction & Mining - 3.25%		Asets in excess of other liabilities	0.09%	10,310
5,900	Bucyrus International, Inc., Class A	371,582
			TOTAL NET ASSETS	100.00%	$ 11,444,162
	Metals & Mining - 8.79%
8,000	Compass Minerals International	199,600	Percentages indicated are based on net assets of $11,444,162
9,750	Joy Global, Inc.	502,710
2,200	Phelps Dodge Corp.	303,600	* Non-income producing securities.
		1,005,910

	Oil - Crude Producers - 10.66%
3,800	Apache Corp.	254,296
6,000	Burlington Resources, Inc.	541,080
6,300	Encore Acquisition Co. *	193,032
6,000	Newfield Exploration Co. *	231,900
		1,220,308

	Oil - Drilling Services - 18.39%
4,000	ENSCO International, Inc.	178,760
4,500	GlobalSantaFe Corp.	249,030
4,000	Nabors Industries, Ltd. *	263,800
6,200	Noble Corp.	458,242
12,000	Pride International, Inc. *	371,640
6,000	Rowan Cos., Inc.	241,500
4,600	Transocean, Inc. *	341,228
		2,104,200

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 28, 2006

Shares		Value	Shares			Value
	Common Stocks - 99.98%			Real Estate - 7.18%
	Banks - 25.82%		4,050	CB Richard Ellis Group, Inc. *		$ 278,154
3,525	Bank of America Corp.	$ 161,621
4,525	Compass Bancshares, Inc.	227,517		Total Common Stocks (Cost $3,186,069)		3,871,177
925	Golden West Financial Corp.	65,703
1,300	M&T Bank Corp.	146,120		Short-Term Investments - 1.06%
2,600	Northern Trust Corp.	137,072	40,514	Milestone Treasury Obligation Portfolio,
4,075	Wells Fargo & Co.	261,615		Institutional Class,
		999,648		to yield 4.25%, 3/1/06
				(Cost $40,514)		40,514
	Diversified Financials - 57.85%
3,600	American Express Co.	193,968	TOTAL INVESTMENTS
1,425	Bear Stearns Co., Inc.	191,577	(Cost $3,226,583)		101.04%	$ 3,911,691
850	Blackrock, Inc.	120,785
3,500	Capital One Financial Corp.	306,600	Liabilities in excess of other assets		-1.04%	(39,917)
325	Chicago Mercantile Exchange Hldg., Inc.	138,320
1,575	Franklin Resources, Inc.	161,721	TOTAL NET ASSETS		100.00%	$ 3,871,774
1,325	Goldman Sachs Group, Inc.	187,209
2,525	Investment Technology Group *	114,837	Percentages indicated are based on net assets of $3,871,774
1,400	Legg Mason, Inc.	182,826
1,300	Lehman Brothers Holdings, Inc.	189,735	* Non-income producing securities.
2,500	Moody's Corp.	167,500
2,075	Paychex, Inc.	83,103
9,275	TD Ameritrade Holding Corp. *	201,824
		2,240,005

	Insurance - 9.13%
1,550	Progressive Corp.	166,548
2,425	Prudential Financial, Inc.	186,822
		353,370

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 28, 2006

Principal		Value	Principal		Value
	U.S. Government			Financial Services - 10.75%
	and Agencies - 53.85%		350,000	Caterpillar Financial Services,
	Federal National Mortgage			3.67%, 10/4/07	$ 341,503
	Association - 28.34%		100,000	Caterpillar Financial Services,
1,000,000	3.00%, 8/15/07 +	$ 973,286		5.125%, 10/15/07	99,265
900,000	2.65%, 6/30/08	855,568	50,000	General Electric Capital Corp.,
2,000,000	4.125%, 4/15/14 +	1,896,270		3.20%, 2/15/09	47,263
100,000	4.00%, 3/30/07	98,921	100,000	Hartford Financial Services Group,
300,000	4.40%, 3/08/10	294,365		4.70%, 9/1/07	99,064
		4,118,410		Household Finance Corp.:
			25,000	6.50%, 4/15/07	25,045
	U.S. Treasury Notes - 8.66%		85,000	5.85%, 5/15/07	84,948
200,000	3.00%, 2/15/09 +	190,890	50,000	6.00%, 10/15/07	50,160
700,000	4.00%, 2/15/14 +	671,289	50,000	8.00%, 11/15/07	51,786
400,000	4.50%, 11/15/15 +	397,125	800,000	J.P. Morgan Chase & Co.,
		1,259,304		3.80%, 10/2/09	763,743
					1,562,777
	U.S. Treasury Inflation
	Protection Securities - 16.85%			Food - 1.43%
2,464,841	1.875%, 7/15/13	2,449,148	208,000	Sysco Corp., 7.00%, 5/1/06	208,597

	Total U.S. Government			Oil/Gas - 6.29%
	and Agencies (Cost $7,818,762)	7,826,862	100,000	Laclede Gas Co., 7.50%, 11/1/07	103,341
			200,000	Praxair, Inc., 6.90%, 11/1/06	202,272
	Corporate Notes and Bonds - 43.22%		450,000	Tosco Corp., 7.25%, 1/1/07	456,451
	Capital Goods - 3.49%		150,000	Union Pacific Resources Group,
500,000	Eaton Corp., 8.90%, 8/15/06	507,364		7.00%, 10/15/06	151,542
					913,606
	Chemicals - 3.45%
500,000	International Flavors & Fragrances,			Retail - 0.69%
	Inc., 6.45%, 5/15/06	501,123	100,000	CVS Corp.,
				5.625%, 3/15/06	100,014
	Cosmetics & Toiletries - 1.06%
150,000	Colgate-Palmolive Co.,			Telecommunications - 4.85%
	7.84%, 5/15/07	154,649	700,000	GTE Southwest, Inc., 6.23%, 1/1/07	704,498

	Diversified Manufacturing - 3.18%			Total Corporate Notes and Bonds
454,000	Allied-Signal, 6.20%, 2/1/08	462,318		(Cost $6,377,117)	6,281,950

	Electric Utilities - 8.03%
800,000	Eastern Energy, Ltd., 6.75%, 12/1/06	809,357
100,000	Potomac Electric Power Co.,
	5.875%, 10/15/08	101,230
249,000	Virginia Electric & Power,
	7.625%, 7/1/07	256,417
		1,167,004

See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Shares		Value
	Short-Term Investments - 2.14%
311,003	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 4.25%, 3/1/06
	(Cost $311,003)	$ 311,003

	Collateral Received for Securities
	Loaned - 23.81%
3,460,879	Bank of New York Institutional Cash
	Reserve Fund, to yield 4.56%, 3/1/06
	(Cost $3,460,879)	3,460,879

TOTAL INVESTMENTS
(Cost $17,967,761)	123.02%	$ 17,880,694

Liabilities in excess of other assets	-23.02%	(3,346,430)

TOTAL NET ASSETS	100.00%	$ 14,534,264

Percentages indicated are based upon total net assets of $14,534,264

+ All or a portion of the security is on loan.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 28, 2006

Principal		Value	Principal		Value
	Municipal Bonds - 96.41%			NEBRASKA - 0.76%
	CALIFORNIA - 10.63%			Power/Utility - 0.76%
	Housing - 1.04%		40,000	Omaha Public Power District, Electric
60,000	State Housing Financing Agency			Revenue, Series C, 5.50%, 2/1/14	$ 44,490
	Revenue, Single Family Mortgage
	Purchase Amount, Series A, Class I,			NEW HAMPSHIRE - 4.67%
	5.30%, 8/1/18, FHA	$ 60,305		Health/Hospital - 4.67%
			250,000	State Health & Education Facilities
	Public Facilities - 4.43%			Authority Revenue, Dartmouth-
250,000	State Public Works Board Lease Revenue,			Hitchcock Obligation Group,
	State University Projects, Series A,			5.50%, 8/1/27, FSA	271,673
	5.375%, 10/1/17, AMBAC	257,865
				NEW JERSEY - 3.56%
	Education - 5.16%			Water/Sewer - 3.56%
250,000	Alvord California Union School District,		200,000	New Jersey Economic Development Authority,
	Series A, 5.9%, 2/1/20, MBIA	300,330		Water Facilities, Revenue,
	TOTAL CALIFORNIA	618,500		5.35%, 2/1/38, MBIA	207,254

	COLORADO - 4.67%			NEW YORK - 7.32%
	Public Facilities - 4.67%			General Obligation - 3.44%
250,000	Denver, CO City & County Excise Tax		200,000	New York City, GO, Series B,
	Revenue, Convention Center Project,			2.34%, 8/15/18	200,000
	5.50%, 9/1/17, FSA	271,985
				Public Facilities - 3.88%
	FLORIDA - 4.68%		200,000	New York State Dormitory Authority,
	General Obligation - 4.68%			New York University, Revenue, Series A
250,000	Marco Island Utilities System Revenue,			5.75%, 7/1/13, AMBAC	225,864
	5.25%, 10/1/20	272,328		TOTAL NEW YORK	425,864

	GEORGIA - 2.87%			NORTH CAROLINA - 4.43%
	General Obligation - 2.87%			General Obligation - 4.43%
150,000	State of Georgia, Series C,		250,000	Mecklenburg County, Series B,
	6.50%, 4/1/10	167,101		4.50%, 2/1/18	257,995

	ILLINOIS - 2.50%			NORTH DAKOTA - 2.62%
	General Obligation - 2.50%			Housing - 2.62%
150,000	Illinois State Sales Tax, Revenue,		152,000	State Housing Financing Agency Revenue,
	4.25%, 6/15/26	145,580		Series C, 5.50%, 7/1/18	152,648

	MARYLAND - 5.34%			PENNSYLVANIA - 4.45%
	Water/Sewer - 5.34%			General Obligation - 4.45%
300,000	State Energy Financing Administration,		250,000	Philadelphia, 4.90%, 9/15/20, FSA	258,822
	Solid Waste Disposal, LO Revenue,
	6.30%, 12/1/10	310,692

	See accompanying notes to financial statements.
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 28, 2006

Principal		Value	Shares		Value
	SOUTH CAROLINA - 3.27%			Short-Term Investments - 2.52%
	Power/Utility - 3.27%		146,400	Milestone Treasury Obligation Portfolio,
190,000	Piedmont Municipal Power Agency,			Institutional Class,
	Unrefunded Portion,			to yield 4.25%, 3/1/06
	Electric, Series A, 5.00%, 1/1/18, FGIC	$ 190,222		(Cost $146,400)	$ 146,400

	SOUTH DAKOTA - 6.05%		TOTAL INVESTMENTS
	Power/Utility - 6.05%		(Cost $5,609,881)	98.93%	$ 5,758,717
300,000	Heartland Consumers Power District
	Electric, Revenue, 6.00%, 1/1/17, FSA	352,056	Assets in excess of other liabilities	1.07%	61,453

	TEXAS - 14.50%		TOTAL NET ASSETS	100.00%	$ 5,820,170
	Education - 4.59%
250,000	State University System Revenue,		Percentages indicated are based upon total net assets of $5,820,170
	5.375%, 3/15/17, FSA	267,075
			AMBAC	Insured by AMBAC Indemnity Corporation
	Housing - 3.61%		FGIC	Insured by Financial Guaranty Insurance Corporation
200,000	State Veterans Housing Assistance, GO,		FHA	Federal Housing Administration
	Series B, 5.75%, 12/1/13, FHA	210,340	FSA	Insured by Federal Security Assurance
			GO	General Obligation
	Water/Sewer - 6.30%		LO	Limited Obligation
200,000	Houston, TX Water & Sewer System		MBIA	Insured by Municipal Bond Insurance Association
	Revenue, 5.50%, 12/1/17	217,316	XLCA	Insured by XL Capital Assurance
150,000	State Water Assistance
	Series A, 4.50%, 8/1/22	149,478
		366,794
	TOTAL TEXAS	844,209

	UTAH - 2.80%
	Education - 2.80%
150,000	State Board Regents Revenue,
	5.25%, 12/1/14, AMBAC	163,239

	WASHINGTON - 4.67%
	Education - 4.67%
250,000	Snohomish County School District,
	5.50%, 12/1/19, FGIC	271,645

	WISCONSIN - 6.62%
	Health/Hospital - 3.53%
200,000	State Health & Educational Facilities
	Authority, Revenue, Waukesha
	Memorial Hospital, Series A,
	5.25%, 8/15/19, AMBAC	205,292

	Transportation - 3.11%
175,000	State Transportation Revenue, Series A,
	4.60%, 7/1/18, MBIA	180,722
	TOTAL WISCONSIN	386,014

	Total Municipal Bonds (Cost $5,463,481)	5,612,317

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 28, 2006

Principal			Value
	U.S. Government Agencies - 77.86%
	Federal Home Loan Bank,
	Discount Notes - 42.54%
$ 3,843,000	To yield 4.40%, 3/2/06		$ 3,842,530
2,000,000	To yield 4.52%, 4/26/06		1,986,062
2,000,000	To yield 4.54%, 4/26/06		1,985,984
			7,814,576

	Federal National Mortgage
	Association, Discount Notes - 35.32%
3,500,000	To yield 4.35%, 3/1/06		3,500,000
3,000,000	To yield 4.44%, 4/3/06		2,987,873
			6,487,873

	Total U.S. Government Agencies
	(Cost $14,302,449)		14,302,449

	Repurchase Agreement - 22.21%
4,080,000	Bank of America, 4.55%, due 3/1/06 with
	a maturity value of $4,080,516 (Fully
	collateralized by U.S. government
	agencies and obligations)
	(Cost $4,080,000)		4,080,000

TOTAL INVESTMENTS
(Cost $18,382,449)		100.07%	$ 18,382,449

Liabilities in excess of other assets		-0.07%	(12,522)

TOTAL NET ASSETS		100.00%	$ 18,369,927

Percentages indicated are based upon total net assets of $18,369,927

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

February 28, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 52,367,055	$ 40,463,599	$ 19,782,717	$ 16,734,090	$ 10,143,069	$ 44,595,138
Investments, at value	$ 57,856,648	$ 50,913,520	$ 22,017,400	$ 22,466,222	$ 12,498,536	$ 45,777,483
Receivable for securities sold	432,832	1,267,026	-	-	64,774	3,789,617
Interest and dividends receivable	124,839	7,568	21,208	8,330	19,918	86,785
Receivable for fund shares sold	16,280	19,431	9,972	6,007	6,532	7,848
Prepaid expenses and other assets	18,625	-	231	-	24,913	5,074
Total Assets	58,449,224	52,207,545	22,048,811	22,480,559	12,614,673	49,666,807

Liabilities:
Securities lending collateral	11,155,210	5,301,572	4,138,706	4,131,820	-	8,164,971
Payable for securities purchased	363,358	491,595	-	-	-	-
Payable for fund shares redeemed	4,261	3,406	5,070	2,447	1,391	65,331
Payable for distribution fees	1,188	4,640	4,033	851	661	14,846
Payable to manager	23,371	23,249	4,937	9,198	7,141	33,351
Accrued expenses and other liabilities	68,574	33,472	57,475	49,009	10,111	95,692
Total Liabilities	11,615,962	5,857,934	4,210,221	4,193,325	19,304	8,374,191

Net Assets	$ 46,833,262	$ 46,349,611	$ 17,838,590	$ 18,287,234	$ 12,595,369	$ 41,292,616

Net Assets:
Par value of shares of beneficial interest	$ 24,141	$ 28,186	$ 16,226	$ 14,292	$ 11,746	$ 29,352
Paid in capital	47,541,600	54,257,534	15,662,803	11,208,149	16,490,080	158,613,996
Undistributed net investment income (loss)	57,492	(246,716)	(193,759)	(74,073)	25,893	(532,105)
Accumulated net realized gain
(loss) on investments	(6,279,564)	(18,139,314)	118,637	1,406,734	(6,287,817)	(117,997,898)
Net unrealized appreciation
(depreciation) on investments	5,489,593	10,449,921	2,234,683	5,732,132	2,355,467	1,179,271
Net Assets	$ 46,833,262	$ 46,349,611	$ 17,838,590	$ 18,287,234	$ 12,595,369	$ 41,292,616

Net Asset Value Per Share
Class I
Net Assets	$ 42,471,156	$ 43,106,185	$ 9,938,255	$ 17,099,838	$ 11,772,981	$ 2,375,820
Shares of beneficial interest outstanding	2,176,326	2,608,933	874,027	1,327,624	954,862	163,059
Net asset value/offering price (a)	$ 19.52	$ 16.52	$ 11.37	$ 12.88	$ 12.33	$ 14.57

Class A
Net Assets	$ 20	$ 5,100	$ 4,336,830	$ 13	$ 12	$ 13,049,555
Shares of beneficial interest outstanding	1	309	388,023	1	1	903,039
Net asset value (a)	$ 19.52	$ 16.52	$ 11.18	$ 12.88	$ 12.33	$ 14.45
Offering price per share	$ 20.71	$ 17.53	$ 11.86	$ 13.67	$ 13.08	$ 15.33
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 2,395,287	$ 395,866	$ 2,615,842	$ 407,355	$ 146,850	$ 20,262,043
Shares of beneficial interest outstanding	130,890	25,766	240,263	35,010	12,718	1,461,053
Net asset value/offering price (b)	$ 18.30	$ 15.36	$ 10.89	$ 11.64	$ 11.55	$ 13.87

Class C
Net Assets	$ 1,966,799	$ 2,842,460	$ 947,663	$ 780,028	$ 675,526	$ 5,605,198
Shares of beneficial interest outstanding	107,480	184,604	87,209	66,831	58,670	403,911
Net asset value/offering price (b)	$ 18.30	$ 15.40	$ 10.87	$ 11.67	$ 11.51	$ 13.88

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

February 28, 2006

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 24,119,157	$ 7,583,187	$ 3,226,583	$ 17,967,761	$ 5,609,881	$ 18,382,449
Investments, at value	$ 31,148,857	$ 11,433,852	$ 3,911,691	$ 17,880,694	$ 5,758,717	$ 18,382,449
Cash	-	-	-	-	-	41
Receivable for securities sold	662,561	-	111,580	-	-	-
Interest and dividends receivable	7,701	17,353	2,378	149,852	66,632	516
Receivable for fund shares sold	2,907	18,192	1,689	2,481	5,038	18,012
Receivable due from manager	-	-	-	-	760	-
Prepaid expenses and other assets	8,508	3,316	1,771	5,878	6,818	9,458
Total Assets	31,830,534	11,472,713	4,029,109	18,038,905	5,837,965	18,410,476

Liabilities:
Securities lending collateral	6,621,117	-	-	3,460,879	-	-
Payable for securities purchased	594,393	-	149,533	-	-	-
Payable for fund shares redeemed	36,919	-	-	6,270	-	4,688
Payable for distribution fees	15,652	4,780	1,306	-	210	-
Dividends payable	-	-	-	483	1,212	1,802
Payable to manager	13,024	9,857	1,144	3,757	-	348
Accrued expenses and other liabilities	60,194	13,914	5,352	33,252	16,373	33,711
Total Liabilities	7,341,299	28,551	157,335	3,504,641	17,795	40,549

Net Assets	$ 24,489,235	$ 11,444,162	$ 3,871,774	$ 14,534,264	$ 5,820,170	$ 18,369,927

Net Assets:
Par value of shares of beneficial interest	$ 30,772	$ 3,882	$ 2,827	$ 14,993	$ 5,661	$ 183,813
Paid in capital	280,358,889	7,472,987	2,966,309	14,661,192	5,660,176	18,186,865
Undistributed net investment income (loss)	(328,657)	(82,071)	13,603	-	-	-
Accumulated net realized gain
(loss) on investments	(262,601,469)	198,738	203,927	(54,854)	5,497	(751)
Net unrealized appreciation
(depreciation) on investments	7,029,700	3,850,626	685,108	(87,067)	148,836	-
Net Assets	$ 24,489,235	$ 11,444,162	$ 3,871,774	$ 14,534,264	$ 5,820,170	$ 18,369,927

Net Asset Value Per Share
Class I
Net Assets	$ 1,891,133	$ 3,012,917	$ 1,403,326	$ 13,375,736	$ 5,391,917	$ 17,581,567
Shares of beneficial interest outstanding	228,903	99,773	100,439	1,381,166	526,250	17,648,047
Net asset value/offering price (a)	$ 8.26	$ 30.20	$ 13.97	$ 9.68	$ 10.25	$ 1.00

Class A
Net Assets	$ 11,319,107	$ 3,905,699	$ 1,183,407	$ 10	$ 10	$ 10
Shares of beneficial interest outstanding	1,385,096	130,898	85,785	1	1	10
Net asset value per share (a)	$ 8.17	$ 29.84	$ 13.80	$ 9.68	$ 10.25	$ 1.00
Offering price per share	$ 8.67	$ 31.66	$ 14.64	$ 10.27	$ 10.88	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 10,314,138	$ 4,340,249	$ 1,130,071	$ 80,461	$ 117,416	$ 212,994
Shares of beneficial interest outstanding	1,335,795	151,687	84,927	8,305	11,428	212,939
Net asset value/offering price (b)	$ 7.72	$ 28.61	$ 13.31	$ 9.69	$ 10.27	$ 1.00

Class C
Net Assets	$ 964,857	$ 185,297	$ 154,970	$ 1,078,057	$ 310,827	$ 575,356
Shares of beneficial interest outstanding	124,150	6,469	11,654	111,198	30,285	576,542
Net asset value/offering price (b)	$ 7.77	$ 28.65	$ 13.30	$ 9.69	$ 10.26	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)

For the Six Months Ended February 28, 2006

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 10,685	$ 11,907	$ 15,639	$ 3,446	$ 4,276	$ 707
Dividend income	432,124	86,309	114,287	104,165	71,287	122,063
Securities lending income	3,072	2,468	5,265	3,795	-	16,119
Less: Foreign withholding taxes	(375)	-	-	-	(4,548)	(801)
Total Investment Income	445,506	100,684	135,191	111,406	71,015	138,088

Operating Expenses:
Management fees	150,322	140,975	108,245	58,378	43,463	273,245
Distribution fees:
Class A Shares	-	-	32,569	-	-	28,027
Class B Shares	13,331	2,157	13,922	2,056	746	108,788
Class C Shares	9,518	12,557	4,468	3,776	3,072	30,966
Transfer agent fees	46,253	43,377	34,044	17,962	12,334	73,472
Professional fees	54,489	37,927	41,827	28,421	2,429	42,262
Fund accounting fees	33,150	27,034	23,425	11,147	6,005	38,385
Administration fees	30,565	25,656	19,365	16,420	9,019	29,299
Printing and postage expense	4,701	7,785	8,348	11,184	8,657	11,796
Custodian fees	10,494	9,417	11,671	8,470	3,298	18,019
Registration fees	3,620	20,815	21,600	20,815	15,385	28,960
Trustees' fees	19,244	17,365	14,069	8,549	5,059	18,438
Miscellaneous expenses	-	2,335	2,999	1,992	1,236	3,116
Total Operating Expenses	375,687	347,400	336,552	189,170	110,703	704,773
Less: Expenses waived and / or
reimbursed	-	-	(7,602)	(3,691)	-	(34,580)
Net Operating Expenses	375,687	347,400	328,950	185,479	110,703	670,193

Net Investment Income (Loss)	69,819	(246,716)	(193,759)	(74,073)	(39,688)	(532,105)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	2,372,752	1,292,071	3,012,127	1,377,125	651,235	411,487
Foreign currency transactions	-	-	-	-	-	126,723
Net realized gain (loss)	2,372,752	1,292,071	3,012,127	1,377,125	651,235	538,210

Net change in unrealized appreciation
(depreciation) from Investments	687,085	4,860,693	(2,615,777)	(336,155)	1,130,782	271,914
Net Realized and Unrealized
Gain (Loss) on Investments	3,059,837	6,152,764	396,350	1,040,970	1,782,017	810,124

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 3,129,656	$ 5,906,048	$ 202,591	$ 966,897	$ 1,742,329	$ 278,019

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

For the Six Months Ended February 28, 2006

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 7,742	$ 10,204	$ 428	$ 300,222	$ 135,732	$ 365,490
Dividend income	25,760	51,830	61,880	-	-	-
Securities lending income	4,865	-	-	1,576	-	-
Less: Foreign withholding taxes	-	-	-	-	-	-
Total Investment Income	38,367	62,034	62,308	301,798	135,732	365,490

Operating Expenses:
Management fees	155,321	62,801	21,888	40,940	16,334	42,892
Distribution fees:
Class A Shares	23,194	6,780	2,193	-	-	-
Class B Shares	53,358	20,669	5,607	387	413	1,067
Class C Shares	4,842	677	596	5,432	1,588	2,868
Transfer agent fees	57,084	12,528	5,982	14,887	7,676	21,036
Professional fees	30,606	10,845	5,899	17,982	9,052	19,634
Fund accounting fees	19,964	6,119	3,094	7,444	3,931	13,962
Administration fees	16,393	8,297	4,231	11,608	5,946	11,758
Printing and postage expense	28,419	4,196	684	-	2,125	7,414
Custodian fees	10,272	6,771	576	7,924	3,783	9,533
Registration fees	25,340	13,575	13,575	11,765	9,050	16,290
Trustees' fees	9,309	3,978	1,406	6,545	3,455	10,058
Miscellaneous expenses	2,017	666	146	62	514	898
Total Operating Expenses	436,119	157,902	65,877	124,976	63,867	157,410
Less: Expenses waived and / or
reimbursed	(69,095)	(13,797)	(17,172)	(14,938)	(20,131)	(44,485)
Net Operating Expenses	367,024	144,105	48,705	110,038	43,736	112,925

Net Investment Income (Loss)	(328,657)	(82,071)	13,603	191,760	91,996	252,565

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	3,326,499	445,916	174,639	(42,525)	15,464	-
Foreign currency transactions	-	-	-	-	-	-
Net realized gain (loss)	3,326,499	445,916	174,639	(42,525)	15,464	-

Net change in unrealized appreciation
(depreciation) from Investments	(819,210)	639,548	380,946	(205,007)	(101,039)	-
Net Realized and Unrealized
Gain (Loss) on Investments	2,507,289	1,085,464	555,585	(247,532)	(85,575)	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 2,178,632	$ 1,003,393	$ 569,188	$ (55,772)	$ 6,421	$ 252,565

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005
Operations:
Net investment income (loss)	$ 69,819	$ 32,054	$ (246,716)	$ (407,524)	$ (193,759)	$ (429,665)
Net realized gain (loss) on investments	2,372,752	5,566,530	1,292,071	1,603,819	3,012,127	6,291,232
Net change in unrealized appreciation
(depreciation) on investments	687,085	158,822	4,860,693	6,235,237	(2,615,777)	2,384,798
Net increase (decrease) in net assets
resulting from operations	3,129,656	5,757,406	5,906,048	7,431,532	202,591	8,246,365

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	(1,272,187)	(774,210)
Class A	-	-	-	-	(3,613,622)	(2,758,432)
Class B	-	-	-	-	(417,913)	(365,947)
Class C	-	-	-	-	(132,024)	(104,797)
Net Investment Income:
Class I	(44,381)	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(44,381)	-	-	-	(5,435,746)	(4,003,386)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,772,634	4,521,582	5,269,342	9,712,575	1,919,040	3,121,920
Class A	19	-	5,119	-	77,588	133,071
Class B	25,508	231,539	58,647	136,156	45,162	104,639
Class C	148,667	265,581	775,901	654,804	100,626	162,699
Reinvestment of dividends
and distributions
Class I	-	-	-	-	1,258,845	765,501
Class A	-	-	-	-	621,633	529,943
Class B	43,187	-	-	-	394,806	344,188
Class C	-	-	-	-	131,054	103,467
Redemption fee proceeds
Class I	-	-	-	43	-	34
Class A	-	-	-	-	-	121
Class B	-	-	-	-	-	16
Class C	-	-	-	2	-	5
Cost of shares redeemed
Class I	(5,341,919)	(23,928,879)	(5,269,043)	(14,513,963)	(794,446)	(3,104,717)
Class A	-	-	-	-	(17,988,772)	(2,080,366)
Class B	(669,941)	(575,034)	(145,437)	(128,288)	(527,198)	(1,157,303)
Class C	(321,297)	(1,006,761)	(409,055)	(423,911)	(95,469)	(288,143)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(3,343,142)	(20,491,972)	285,474	(4,562,582)	(14,857,131)	(1,364,925)

Total Increase (Decrease) in Net Assets	(257,867)	(14,734,566)	6,191,522	2,868,950	(20,090,286)	2,878,054

Net Assets:
Beginning of period	47,091,129	61,825,695	40,158,089	37,289,139	37,928,876	35,050,822
End of period*	$ 46,833,262	$ 47,091,129	$ 46,349,611	$ 40,158,089	$ 17,838,590	$ 37,928,876
* Includes undistributed net investment
income (loss) at end of period	$ 57,492	$ -	$ (246,716)	$ -	$ (193,759)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005
Operations:
Net investment income (loss)	$ (74,073)	$ (160,099)	$ (39,688)	$ 65,581	$ (532,105)	$ (917,041)
Net realized gain (loss) on investments	1,377,125	4,024,622	651,235	1,226,525	538,210	11,108,124
Net change in unrealized appreciation
(depreciation) on investments	(336,155)	139,383	1,130,782	945,169	271,914	(3,500,670)
Net increase (decrease) in net assets
resulting from operations	966,897	4,003,906	1,742,329	2,237,275	278,019	6,690,413

Distributions to Shareholders:
Net Realized Gains:
Class I	(3,711,951)	(21,755)	-	-	-	-
Class A	-	-	-	-	-	-
Class B	(96,357)	(495)	-	-	-	-
Class C	(182,393)	(1,050)	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	(3,990,701)	(23,300)	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	855,736	1,799,777	1,095,205	2,000,024	1,008,703	750,330
Class A	13	-	12	-	48,658	162,115
Class B	25,026	166,678	7,149	40,204	36,117	186,806
Class C	55,077	119,153	99,073	52,618	43,839	133,776
Reinvestment of dividends
and distributions
Class I	3,660,898	21,446	-	-	-	-
Class A	-	-	-	-	-	-
Class B	88,649	467	-	-	-	-
Class C	173,097	1,050	-	-	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(2,177,091)	(10,554,913)	(1,315,086)	(4,590,572)	(169,210)	(347,058)
Class A	-	-	-	-	(2,278,246)	(6,981,262)
Class B	(61,956)	(195,730)	(32,315)	(40,872)	(3,513,704)	(8,762,080)
Class C	(103,156)	(366,701)	(90,699)	(184,204)	(1,322,681)	(3,579,011)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	2,516,293	(9,008,773)	(236,661)	(2,722,802)	(6,146,524)	(18,436,384)

Total Increase (Decrease) in Net Assets	(507,511)	(5,028,167)	1,505,668	(485,527)	(5,868,505)	(11,745,971)

Net Assets:
Beginning of period	18,794,745	23,822,912	11,089,701	11,575,228	47,161,121	58,907,092
End of period*	$ 18,287,234	$ 18,794,745	$ 12,595,369	$ 11,089,701	$ 41,292,616	$ 47,161,121
* Includes undistributed net investment
income (loss) at end of period	$ (74,073)	$ -	$ 25,893	$ 65,581	$ (532,105)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005
Operations:
Net investment income (loss)	$ (328,657)	$ (561,851)	$ (82,071)	$ (134,184)	$ 13,603	$ (56,323)
Net realized gain (loss) on investments	3,326,499	4,093,906	445,916	1,141,079	174,639	258,182
Net change in unrealized appreciation
(depreciation) on investments	(819,210)	3,694,784	639,548	2,210,881	380,946	266,026
Net increase (decrease) in net assets
resulting from operations	2,178,632	7,226,839	1,003,393	3,217,776	569,188	467,885

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(28,213)	-	(74,221)	(50,942)
Class A	-	-	(43,803)	-	(70,937)	(63,441)
Class B	-	-	(53,263)	-	(73,570)	(104,964)
Class C	-	-	(1,669)	-	(7,697)	(5,651)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(126,948)	-	(226,425)	(224,998)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	458,370	733,988	1,022,846	712,238	308,027	351,896
Class A	54,811	79,643	1,476,715	907,212	1,344	1,867
Class B	21,346	70,548	317,173	450,284	5,633	70,392
Class C	23,814	36,585	91,908	34,292	39,757	26,223
Reinvestment of dividends
and distributions
Class I	-	-	28,020	-	73,331	50,225
Class A	-	-	39,739	-	62,856	55,611
Class B	-	-	48,669	-	69,486	101,894
Class C	-	-	1,531	-	7,697	5,651
Redemption fee proceeds
Class I	-	6			-	-
Class A	-	93	-	-	-	-
Class B	-	89	-	-	-	-
Class C	-	8	-	-	-	-
Cost of shares redeemed
Class I	(146,186)	(266,233)	(263,921)	(1,241,608)	(119,154)	(219,305)
Class A	(1,561,386)	(3,758,857)	(710,921)	(1,166,675)	(60,983)	(245,481)
Class B	(1,581,538)	(4,009,599)	(320,299)	(725,258)	(192,834)	(929,726)
Class C	(111,454)	(427,923)	(22,054)	(32,115)	(15,374)	(27,944)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(2,842,223)	(7,541,652)	1,709,406	(1,061,630)	179,786	(758,697)

Total Increase (Decrease) in Net Assets	(663,591)	(314,813)	2,585,851	2,156,146	522,549	(515,810)

Net Assets:
Beginning of period	25,152,826	25,467,639	8,858,311	6,702,165	3,349,225	3,865,035
End of period*	$ 24,489,235	$ 25,152,826	$ 11,444,162	$ 8,858,311	$ 3,871,774	$ 3,349,225
* Includes undistributed net investment
income (loss) at end of period	$ (328,657)	$ -	$ (82,071)	$ -	$ 13,603	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005
Operations:
Net investment income (loss)	$ 191,760	$ 436,933	$ 91,996	$ 202,843	$ 252,565	$ 249,069
Net realized gain (loss) on investments	(42,525)	91,432	15,464	63,141	-	-
Net change in unrealized appreciation
(depreciation) on investments	(205,007)	(246,957)	(101,039)	(62,916)	-	-
Net increase (decrease) in net assets
resulting from operations	(55,772)	281,408	6,421	203,068	252,565	249,069

Distributions to Shareholders:
Net Realized Gains:
Class I	(78,353)	(271,049)	(14,551)	(52,211)	-	-
Class A	-	-	-	-	-	-
Class B	(440)	(1,756)	(182)	(412)	-	-
Class C	(6,185)	(23,233)	(857)	(2,534)	-	-
Net Investment Income:
Class I	(181,092)	(414,206)	(87,653)	(195,051)	(241,564)	(237,447)
Class A	-	-	-	-	-	-
Class B	(707)	(1,642)	(905)	(1,156)	(3,003)	(2,988)
Class C	(9,961)	(21,085)	(3,438)	(6,636)	(7,998)	(8,634)
Total Dividends and Distributions
to Shareholders	(276,738)	(732,971)	(107,586)	(258,000)	(252,565)	(249,069)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,078,466	3,621,903	401,747	1,818,852	4,544,702	15,587,790
Class A	10	-	10	-	10	-
Class B	4,648	25,464	48,742	16,023	43,358	163,330
Class C	110,550	302,475	2,264	6,230	72,382	243,111
Reinvestment of dividends
and distributions
Class I	252,283	663,199	96,490	234,005	232,662	229,835
Class A	-	-	-	-	-	-
Class B	990	2,695	765	1,279	2,907	2,889
Class C	16,018	44,236	3,979	9,113	8,005	8,633
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(2,818,086)	(7,151,744)	(1,049,747)	(3,854,545)	(5,248,050)	(20,032,512)
Class A	-	-	-	-	-	-
Class B	(374)	(41,268)	-	-	(37,796)	(172,887)
Class C	(223,240)	(363,189)	(19,170)	(8,644)	(145,476)	(300,099)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(578,735)	(2,896,229)	(514,920)	(1,777,687)	(527,296)	(4,269,910)

Contributions of Capital From Manager	-	-	-	-	-	21,527

Total Increase (Decrease) in Net Assets	(911,245)	(3,347,792)	(616,085)	(1,832,619)	(527,296)	(4,248,383)

Net Assets:
Beginning of period	15,445,509	18,793,301	6,436,255	8,268,874	18,897,223	23,145,606
End of period*	$ 14,534,264	$ 15,445,509	$ 5,820,170	$ 6,436,255	$ 18,369,927	$ 18,897,223
* Includes undistributed net investment
income (loss) at end of period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Six Months Ended February 28, 2006 (Unaudited)

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth and Financial Services; Caterpillar Investment Management Ltd. serves as Adviser to Mid Cap and Energy & Basic Materials; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

     The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Cap	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

    (a)   Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of may which include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   As of February 28, 2006, the Health & Biotechnology Portfolio held one security for which a market quotation was not readily available.   The securities are identified as “Restricted Securities” in the preceding portfolio presentations and are discussed in detail in Note 5.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2006 (Unaudited)(Continued)

(b) Federal Income Tax

     It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Portfolio	2008	2009	2010	2011	2012	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ 8,544,589	$ ---	$ 8,544,589
Large Capitalization Growth	---	---	4,851,674	14,577,320	---	19,428,994
Mid Cap	---	---	---	---	---	---
Small Capitalization	---	---	---	---	---	---
International Equity	---	---	1,065,917	2,217,243	3,633,064	6,916,224
Health & Biotechnology	---	26,361,869	48,554,520	43,129,921	---	118,046,310
Technology & Communications	---	240,675,662	24,467,569	771,148	---	265,914,379
Energy & Basic Materials	---	---	89,919	30,311	---	120,230
Financial Services	---	---	---	---	---	---
Investment Quality Bond	---	---	---	---	---	---
Municipal Bond	---	---	---	---	---	---
U.S. Government Money Market	---	---	---	---	750	750

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$ 3,845	$ ---	$ (3,845)	$ ---
Large Capitalization Growth	(407,525)	407,525	---	---
Mid Cap	(484,534)	429,665	54,869	---
Small Capitalization	(160,099)	160,099	---	---
International Equity	---	---	---	---
Health & Biotechnology	(1,067,846)	917,041	150,805	---
Technology & Communications	(967,436)	561,852	405,584	---
Energy & Basic Materials	(149,057)	134,184	14,873	---
Financial Services	(56,323)	56,323	---	---
Investment Quality Bond	---	---	---	---
Municipal Bond	(411)	---	411	---
U.S. Government Money Market	---	---	---	---

Net assets were unaffected by the above reclassifications.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Cap	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2006 (Unaudited)(Continued)

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the six months ended February 28, 2006, the Manager waived $14,938 for Investment Quality Bond, $16,334 for Municipal Bond, $40,550 for U.S. Government Money Market, $34,580 for Health & Biotechnology,  $69,095 for Technology & Communications, $13,797 for Energy & Basic Materials and $17,172 for Financial Services. For the six months ended February 28, 2006, the Manager reimbursed $3,797 for Municipal Bond.

     (b) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints.   The Portfolios will also pay for any out-of-pocket administration expenses.

     (c) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Manager for support services.  A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the six months ended February 28, 2006, the Distributor waived $3,935 in fees for the U.S. Government Money Market Portfolio.

     Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2006 (Unaudited)(Continued)

     For the six months ended February 28, 2006, the Distributor, Aquaruis Fund Distibutors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$ ---	$ 16
Large Capitalization Growth	---	121
Mid Cap	15	12
Small Capitalization	---	2
International Equity	---	4
Health & Biotechnology	146	19
Technology & Communications	296	3
Energy & Basic Materials	9,756	2
Financial Services	---	32
Investment Quality Bond	---	11
Municipal Bond	---	---
U.S. Government Money Market	---	6

     (d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at February 28, 2006 for each portfolio were:  2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Cap, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred.   Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the six months ended February 28, 2006, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

     (a) For the six months ended February 28, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$11,711,737	$14,921,189
Large Capitalization Growth	14,399,860	14,087,923
Mid Cap	11,343,065	31,776,649
Small Capitalization	2,698,041	4,143,252
International Equity	4,154,538	4,684,329
Health & Biotechnology	2,140,756	8,725,800
Technology & Communications	12,137,766	15,021,588
Energy & Basic Materials	3,459,460	2,131,949
Financial Services	2,801,928	2,866,369
Investment Quality Bond	1,534,277	1,728,845
Municipal Bond	692,635	1,332,827

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 28, 2006 (Unaudited)(Continued)

(b) At February 28, 2006, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios’ were as follows:

	Federal
Portfolio	Tax Cost	Appreciation	Depreciation	Net
Large Capitalization Value	$41,211,845	$5,978,275	$(488,681)	$5,489,593
Large Capitalization Growth	35,162,027	10,678,068	(228,147)	10,449,921
Mid Cap	15,644,011	2,947,803	(713,120)	2,234,683
Small Capitalization	12,602,270	6,026,319	(294,187)	5,732,132
International Equity	10,143,069	2,518,626	(163,159)	2,355,467
Health & Biotechnology	36,430,167	4,557,500	(3,375,155)	1,182,345
Technology & Communications	17,498,040	7,098,362	(68,662)	7,029,700
Energy & Basic Materials	7,583,187	4,130,409	(279,744)	3,850,665
Financial Services	3,226,583	685,991	(883)	685,108
Investment Quality Bond	14,506,882	77,062	(164,129)	(87,067)
Municipal Bond	5,609,881	149,479	(643)	148,836

      (c) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 28, 2006 (Unaudited)(Continued)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Six Months Ended February 28, 2006	Year Ended August 31, 2005	Six Months Ended February 28, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	147,216	256,331	1	--
Redeemed	(284,550)	(1,362,464)	--	--
Reinvested from Dividends	2,252	--	--	--
Net Increase (Decrease) in Shares	(135,082)	(1,106,133)	1	--
Large Capitalization Growth
Issued	326,644	762,430	309	--
Redeemed	(336,664)	(1,122,374)	--	--
Net Increase (Decrease) in Shares	(10,020)	(359,944)	309	--
Mid Cap
Issued	160,827	256,265	6,711	10,793
Redeemed	(65,450)	(257,696)	(1,649,506)	(168,652)
Reinvested from Dividends	113,409	62,541	56,822	43,654
Net Increase (Decrease) in Shares	208,786	61,110	(1,585,973)	(114,205)
Small Capitalization
Issued	61,816	125,037	1	--
Redeemed	(152,371)	(732,644)	--	--
Reinvested from Dividends	294,285	1,436	--	--
Net Increase (Decrease) in Shares	203,730	(606,171)	1	--
International Equity
Issued	94,424	200,227	1	--
Redeemed	(115,595)	(462,656)	--	--
Net Increase (Decrease) in Shares	(21,171)	(262,429)	1	--
Health & Biotechnology
Issued	69,197	55,631	3,365	12,188
Redeemed	(11,823)	(26,219)	(158,092)	(531,548)
Net Increase (Decrease) in Shares	57,374	29,412	(154,727)	(519,360)
Technology & Communications
Issued	57,059	107,788	7,001	11,738
Redeemed	(18,853)	(37,441)	(197,785)	(547,798)
Net Increase (Decrease) in Shares	38,206	70,347	(190,784)	(536,060)
Energy & Basic Materials
Issued	34,462	33,720	50,847	40,431
Redeemed	(9,113)	(55,993)	(25,019)	(51,758)
Reinvested from Dividends	944	--	1,354	--
Net Increase (Decrease) in Shares	26,293	(22,273)	27,182	(11,327)
Financial Services
Issued	23,161	28,759	100	154
Redeemed	(9,095)	(18,157)	(4,756)	(19,933)
Reinvested from Dividends	5,615	3,936	4,869	4,389
Net Increase (Decrease) in Shares	19,681	14,538	213	(15,390)
Investment Quality Bond
Issued	212,391	365,141	1	--
Redeemed	(289,202)	(716,144)	--	--
Reinvested from Dividends	26,808	66,583	--	--
Net Increase (Decrease) in Shares	(50,003)	(284,420)	1	--
Municipal Bond
Issued	39,118	174,157	1	--
Redeemed	(102,690)	(367,952)	--	--
Reinvested from Dividends	9,537	22,491	--	--
Net Increase (Decrease) in Shares	(54,035)	(171,304)	1	--
U.S. Government Money Market
Issued	4,553,985	15,587,790	1	--
Redeemed	(5,248,050)	(20,032,512)	--	--
Reinvested from Dividends	223,377	229,835	--	--
Net Increase (Decrease) in Shares	(470,688)	(4,214,887)	1	--

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 28, 2006 (Unaudited)(Continued)

	Class B Shares		Class C Shares
	Six Months Ended February 28, 2006	Year Ended August 31, 2005	Six Months Ended February 28, 2006	Year Ended August 31, 2005
Large Capitalization Value
Issued	1,429	13,745	8,466	15,884
Redeemed	(37,707)	(34,232)	(18,544)	(60,338)
Reinvested from Dividends	--	--	--	--
Net Increase (Decrease) in Shares	(36,278)	(20,487)	(10,078)	(44,454)
Large Capitalization Growth
Issued	3,838	11,346	51,309	55,006
Redeemed	(9,656)	(10,420)	(28,611)	(34,485)
Net Increase (Decrease) in Shares	(5,818)	926	22,698	20,521
Mid Cap
Issued	3,796	8,534	8,876	13,523
Redeemed	(45,708)	(95,664)	(7,985)	(23,874)
Reinvested from Dividends	37,071	28,852	12,329	8,687
Net Increase (Decrease) in Shares	(4,841)	(58,278)	13,220	(1,664)
Small Capitalization
Issued	1,952	12,177	4,118	8,794
Redeemed	(4,562)	(14,607)	(7,530)	(27,269)
Reinvested from Dividends	7,873	33	15,318	75
Net Increase (Decrease) in Shares	5,263	(2,397)	11,906	(18,400)
International Equity
Issued	637	4,208	9,578	5,664
Redeemed	(2,966)	(4,329)	(8,645)	(19,562)
Net Increase (Decrease) in Shares	(2,329)	(121)	933	(13,898)
Health & Biotechnology
Issued	2,592	14,643	3,182	10,619
Redeemed	(254,178)	(691,739)	(95,576)	(282,201)
Net Increase (Decrease) in Shares	(251,586)	(677,096)	(92,394)	(271,582)
Technology & Communications
Issued	2,853	10,901	3,210	5,606
Redeemed	(211,696)	(614,974)	(14,909)	(65,540)
Net Increase (Decrease) in Shares	(208,843)	(604,073)	(11,699)	(59,934)
Energy & Basic Materials
Issued	11,500	21,036	3,238	1,650
Redeemed	(11,578)	(34,405)	(813)	(1,531)
Reinvested from Dividends	1,727	0	54	--
Net Increase (Decrease) in Shares	1,649	(13,369)	2,479	119
Financial Services
Issued	445	5,736	3,079	2,187
Redeemed	(15,099)	(79,821)	(1,222)	(2,401)
Reinvested from Dividends	5,572	8,264	618	459
Net Increase (Decrease) in Shares	(9,082)	(65,821)	2,475	245
Investment Quality Bond
Issued	475	2,554	11,296	30,244
Redeemed	(38)	(4,187)	(22,790)	(36,580)
Reinvested from Dividends	104	270	1,693	4,439
Net Increase (Decrease) in Shares	541	(1,363)	(9,801)	(1,897)
Municipal Bond
Issued	4,748	1,538	226	601
Redeemed	--	--	(1,871)	(835)
Reinvested from Dividends	73	123	384	874
Net Increase (Decrease) in Shares	4,821	1,661	(1,261)	640
U.S. Government Money Market
Issued	43,520	163,330	72,627	243,111
Redeemed	(37,796)	(172,887)	(145,476)	(300,099)
Reinvested from Dividends	2,745	2,889	7,760	8,633
Net Increase (Decrease) in Shares	8,469	(6,668)	(65,089)	(48,355)

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 28, 2006 (Unaudited)(Continued)

5.   RESTRICTED SECURITIES

     A restricted security is a security purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933.   Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.   The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities.   The Portfolios do not have the right to demand that such securities be registered.   Restricted securities are valued at the direction of a Portfolios’ Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security.   The table below shows the securities held at February 28, 2006 that are being valued by the Portfolios’ Board of Trustees:

Portfolio	Security	Shares	Acquisition Date	Cost	Value Per Unit	2/28/06 Fair Value	% of Net Assets
Health & Biotechnology	Migenix Inc.	53,501	8/22/00	902,977	0.395	21,157	0.05%

     Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6.   SECURITIES LENDING

      Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At February 28, 2006, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral

Large Capitalization Value	$10,600,823	$11,155,210
Large Capitalization Growth	5,018,140	5,301,572
Mid Cap	3,940,930	4,138,706
Small Capitalization	3,970,139	4,131,820
Health & Biotechnology	7,621,394	8,164,971
Technology & Communications	6,354,223	6,621,117
Investment Quality Bond	3,395,907	3,460,879

  At February 28, 2006, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	0.69%
Large Capitalization Growth	2.45%
Mid Cap	3.89%
Small Capitalization	3.41%
Health & Biotechnology	11.67%
Technology & Communications	12.68%
Investment Quality Bond	0.52%

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 28, 2006 (Unaudited)(Continued)

7.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2005 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	---	---
Mid Cap	---	---	4,003,386	4,003,386
Small Capitalization	---	---	23,300	23,300
International Equity	---	---	---	---
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	---	---
Financial Services	---	---	224,998	224,998
Investment Quality Bond	457,959	---	275,013	732,972
Municipal Bond	41,504	190,431	26,094	258,029
U.S. Government Money Market	249,069	---	---	249,069

    The tax character of dividends paid during the period ended August 31, 2004 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Small Capitalization	$ ---	$ ---	$ 430,827	$ 430,827
Investment Quality Bond	854,511	---	562,500	1,417,011
Municipal Bond	7,148	201,953	30,022	239,123
U.S. Government Money Market	10,050	---	---	10,050

          As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carry Forwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$ (8,544,589)	$ ---	$ ---	$ 32,054	$ ---	$ 4,698,346	$ (3,814,189)
Large Capitalization Growth	(19,428,994)	---	---	---	---	5,586,063	(13,842,931)
Mid Cap	---	1,994,951	---	2,209,542	---	4,850,460	9,054,953
Small Capitalization	---	3,962,372	---	---	---	6,068,287	10,030,659
International Equity	(6,916,224)	---	---	65,581	---	1,219,956	(5,630,687)
Health & Biotechnology	(118,046,310)	---	---	---	---	580,947	(117,465,363)
Technology & Communications	(265,914,379)	---	---	---	---	7,835,320	(258,079,059)
Energy & Basic Materials	(120,230)	---	---	---	---	3,211,117	3,090,887
Financial Services	---	190,510	---	8,880	---	304,162	503,552
Investment Quality Bond	---	40,824	---	33,575	---	117,940	192,339
Municipal Bond	---	---	---	12,554	---	249,875	262,429
U.S. Government Money Market	(750)	---	---	---	---	---	(750)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	February 28,	August 31,	August 31,		August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)		2003(1)	2002	2001
Net Asset Value, Beginning of Period	$ 18.26	$ 16.49	$ 14.72		$ 13.02	$ 19.27	$ 18.51
Income (Loss) from Investment Operations:
Net investment income (loss)	0.04	0.03	(0.00)	**	(0.01)	0.03	0.06
Net realized and unrealized gain (loss)	1.24	1.74	1.77		1.71	(4.63)	1.27
Total from investment operations	1.28	1.77	1.77		1.70	(4.60)	1.33
Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-		-	(0.04)	(0.11)
Distributions from realized gains	-	-	-		-	(1.61)	(0.46)
Total dividends and distributions	(0.02)	-	-		-	(1.65)	(0.57)

Net Asset Value, End of Period	$ 19.52	$ 18.26	$ 16.49		$ 14.72	$ 13.02	$ 19.27

Total Return*	7.01%	10.73%	12.02%		13.06%	(26.20)%	7.25%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 42,471	$ 42,198	$ 56,345		$ 56,573	$ 57,694	$ 76,543
Ratio of net operating expenses to
average net assets (2)(3)	1.53%	1.65%	1.73%		1.96%	1.42%	1.24%
Ratio of net investment income to
average net assets (2)(3)	0.40%	0.15%	(0.01)%		(0.05)%	0.28%	0.32%
Portfolio Turnover Rate	25%	71%	92%		85%	84%	86%

	Large Cap Growth Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	February 28,	August 31,	August 31,		August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)		2003(1)	2002	2001
Net Asset Value, Beginning of Period	$ 14.34	$ 11.87	$ 12.75		$ 11.38	$ 15.12	$ 33.61
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.14)	(0.12)		(0.12)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	2.26	2.61	(0.76)		1.49	(3.60)	(15.22)
Total from investment operations	2.18	2.47	(0.88)		1.37	(3.70)	(15.31)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-	-
Distributions from realized gains	-	-	-		-	(0.04)	(3.18)
Total dividends and distributions	-	-	-		-	(0.04)	(3.18)

Net Asset Value, End of Period	$ 16.52	$ 14.34	$ 11.87		$ 12.75	$ 11.38	$ 15.12

Total Return*	15.20%	20.81%	(6.90)%		12.04%	(24.78)%	(48.49)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 43,106	$ 37,560	$ 35,358		$ 41,240	$ 44,238	$ 70,129
Ratio of net operating expenses to
average net assets (2)(4)	1.53%	1.74%	1.66%		2.00%	1.40%	1.24%
Ratio of net investment income to
average net assets (2)(4)	(1.07)%	(1.04)%	(0.93)%		(1.07)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	33%	147%	129%		60%	32%	36%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.53% and 0.40%, respectively, for the six months ended February 28, 2006; 1.65% and 0.15%, respectively, for the year ended August 31, 2005; 1.73% and (0.01)%, respectively, for the year ended August 31, 2004; 1.96% and (0.05)%, respectively, for the year ended August 31, 2003; 1.54% and 0.16%, respectively, for the year ended August 31, 2002; and 1.24% and 0.32%, respectively, for the year ended August 31, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.53% and (1.07%), respectively, for the six months ended February 28, 2006; 1.74% and (1.04%), respectively, for the year ended August 31, 2005; 1.66% and (0.93%), respectively, for the year ended August 31, 2004; 2.01% and (1.08)%, respectively, for the year ended August 31, 2003; 1.56% and (0.72)%, respectively, for the year ended August 31, 2002; and 1.30% and (0.56)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Cap Portfolio - Class I Shares
	(Unaudited)
	Six Months				January 6,
	Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	February 28,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Period	$ 12.96	$ 11.49	$ 10.40	$ 8.64	$ 8.61
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.10)	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.32	2.95	1.17	1.78	0.05
Total from investment operations	0.26	2.85	1.09	1.76	0.03
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(1.85)	(1.38)	-	-	-
Total dividends and distributions	(1.85)	(1.38)	-	-	-

Net Asset Value, End of Period	$ 11.37	$ 12.96	$ 11.49	$ 10.40	$ 8.64

Total Return*	2.35%	25.46%	10.48%	20.37%	0.35%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 9,938	$ 8,622	$ 6,940	$ 2,235	$ 115
Ratio of net operating expenses to
average net assets (3)(4)	2.00%	1.89%	1.85%	1.89%	2.00%
Ratio of net investment income to
average net assets (3)(4)	(1.06)%	(0.79)%	(0.65)%	(0.63)%	(0.86)%
Portfolio Turnover Rate	40%	75%	76%	19%	71%

	Small Cap Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Period	$ 15.63	$ 13.02	$ 11.32	$ 10.26	$ 12.04	$ 12.90
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.10)	(0.05)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.80	2.72	1.97	1.94	(0.56)	0.30
Total from investment operations	0.75	2.62	1.92	1.88	(0.60)	0.29
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)
Total dividends and distributions	(3.50)	(0.01)	(0.22)	(0.82)	(1.18)	(1.15)

Net Asset Value, End of Period	$ 12.88	$ 15.63	$ 13.02	$ 11.32	$ 10.26	$ 12.04

Total Return*	5.59%	20.16%	17.08%	20.00%	(5.43)%	3.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 17,100	$ 17,564	$ 22,532	$ 23,838	$ 29,037	$ 46,249
Ratio of net operating expenses to
average net assets (3)(5)	2.00%	1.85%	1.61%	1.96%	1.40%	1.30%
Ratio of net investment income to
average net assets (3)(5)	(0.76)%	(0.66)%	(0.40)%	(0.62)%	(0.24)%	(0.15)%
Portfolio Turnover Rate	15%	17%	11%	20%	17%	96%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 2.13% and (1.19)%, respectively, for the six months ended February 28, 2006; 1.89% and (0.79)%, respectively, for the year ended August 31, 2005; 1.85% and (0.65)%, respectively, for the year ended August 31, 2004; 1.89% and (0.63)%, respectively, for the period ended August 31, 2003; and 2.11% and (0.97)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio:  2.04% and (0.80)%, respectively, for the six months ended February 28, 2006; 1.85% and (0.66)%, respectively, for the year ended August 31, 2005; 1.61% and (0.40)%, respectively, for the year ended August 31, 2004; 1.96% and (0.62)%, respectively, for the year ended August 31, 2003; 1.59% and (0.43)%, respectively, for the year ended August 31, 2002; and 1.46% and (0.31)%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Period	$ 10.62	$ 8.76	$ 7.24	$ 7.08	$ 9.07	$ 15.65
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	0.06	-	(0.02)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.75	1.80	1.52	0.18	(1.98)	(5.29)
Total from investment operations	1.71	1.86	1.52	0.16	(1.99)	(5.33)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	(1.25)
Total dividends and distributions	-	-	-	-	-	(1.25)

Net Asset Value, End of Period	$ 12.33	$ 10.62	$ 8.76	$ 7.24	$ 7.08	$ 9.07

Total Return*	16.10%	21.23%	20.99%	2.26%	(22.20)%	(36.08)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 11,773	$ 10,364	$ 10,854	$ 23,362	$ 13,489	$ 22,020
Ratio of net operating expenses to
average net assets (3)(4)	1.84%	2.00%	2.30%	2.30%	1.60%	1.40%
Ratio of net investment income to
average net assets (3)(4)	(0.62)%	0.63%	0.06%	(0.24)%	(0.06)%	(0.33)%
Portfolio Turnover Rate	36%	74%	183%	385%	24%	45%

	Health & Biotechnology Portfolio - Class I Shares
	(Unaudited)
	Six Months				January 27,
	Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	February 28,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Period	$ 14.42	$ 12.53	$ 11.41	$ 11.53	$ 11.00
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.13)	(0.10)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	0.27	2.02	1.22	(0.09)	0.59
Total from investment operations	0.15	1.89	1.12	(0.12)	0.53
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Period	$ 14.57	$ 14.42	$ 12.53	$ 11.41	$ 11.53

Total Return*	1.04%	15.08%	9.82%	(1.04)%	4.82%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 2,376	$ 1,524	$ 956	$ 247	$ 18
Ratio of net operating expenses to
average net assets (3)(5)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to
average net assets (3)(5)	(1.63)%	(0.99)%	(0.83)%	(0.75)%	(1.94)%
Portfolio Turnover Rate	5%	111%	65%	10%	144%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 1.84% and (0.62)%, respectively, for the six months ended February 28, 2006; 2.00% and 0.63%, respectively, for the year ended August 31, 2005; 2.44% and (0.08)%, respectively, for the year ended August 31, 2004; 2.50% and (0.44)%, respectively, for the year ended August 31, 2003; 2.09% and (0.55)%, respectively, for the year ended August 31, 2002; and 1.67% and (0.60)%, respectively, for the year ended August 31, 2001.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.47%, and (1.80)%, respectively, for the six months ended February 28, 2006; 2.45% and (1.14)%, respectively, for the year ended August 31, 2005; 2.37% and (0.90)%, respectively, for the year ended August 31, 2004; 2.35% and (0.80)%, respectively, for the period ended August 31, 2003; and 2.30% and (1.94)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares
	(Unaudited)
	Six Months				January 6,
	Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	February 28,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Period	$ 7.55	$ 5.73	$ 6.70	$ 5.51	$ 5.57
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.11)	(0.14)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	0.79	1.93	(0.83)	1.23	(0.03)
Total from investment operations	0.71	1.82	(0.97)	1.19	(0.06)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Period	$ 8.26	$ 7.55	$ 5.73	$ 6.70	$ 5.51

Total Return*	9.40%	31.76%	(14.48)%	21.60%	(1.08)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 1,891	$ 1,440	$ 689	$ 190	$ 11
Ratio of net operating expenses to
average net assets (3)(4)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to
average net assets (3)(4)	(1.99)%	(1.54)%	(2.06)%	(2.17)%	(1.78)%
Portfolio Turnover Rate	50%	70%	53%	21%	263%

	Energy & Basic Materials Portfolio - Class I Shares
	(Unaudited)
	Six Months				January 6,
	Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	February 28,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Period	$ 27.43	$ 18.06	$ 14.55	$ 12.95	$ 13.38
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.25)	(0.15)	(0.02)	-
Net realized and unrealized gain (loss)	3.28	9.62	3.66	1.62	(0.43)
Total from investment operations	3.13	9.37	3.51	1.60	(0.43)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	-	-
Total dividends and distributions	(0.36)	-	-	-	-

Net Asset Value, End of Period	$ 30.20	$ 27.43	$ 18.06	$ 14.55	$ 12.95

Total Return*	11.43%	51.88%	24.12%	12.36%	(3.21)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,013	$ 2,015	$ 1,729	$ 297	$ 3
Ratio of net operating expenses to
average net assets (3)(5)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to
average net assets (3)(5)	(1.06)%	(1.15)%	(0.80)%	0.12%	(0.48)%
Portfolio Turnover Rate	22%	65%	88%	22%	705%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio:  2.86%, and (2.55)%, respectively, for the six months ended February 28, 2006; 2.75% and (1.99)%, respectively, for the year ended August 31, 2005; 2.32% and (2.09)%, respectively, for the year ended August 31, 2004; 2.66% and (2.53)%, respectively, for the period ended August 31, 2003; and 2.68% and (2.16)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.57%, and (1.33)%, respectively, for the six months ended February 28, 2006; 2.93% and (1.78)%, respectively, for the year ended August 31, 2005; 2.93% and (1.43)%, respectively, for the year ended August 31, 2004; 3.97% and (1.55)%, respectively, for the period ended August 31, 2003; and 4.16% and (2.32)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares
	(Unaudited)
	Six Months				January 6,
	Ended	Year Ended	Year Ended	Period Ended	2003(2) to
	February 28,	August 31,	August 31,	August 31,	April 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2003(1)
Net Asset Value, Beginning of Period	$ 12.66	$ 11.69	$ 11.04	$ 9.97	$ 9.93
Income (Loss) from Investment Operations:
Net investment income (loss)	0.09	(0.11)	(0.11)	(0.03)	-
Net realized and unrealized gain (loss)	2.09	1.77	0.76	1.10	0.04
Total from investment operations	2.18	1.66	0.65	1.07	0.04
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.87)	(0.69)	-	-	-
Total dividends and distributions	(0.87)	(0.69)	-	-	-

Net Asset Value, End of Period	$ 13.97	$ 12.66	$ 11.69	$ 11.04	$ 9.97

Total Return*	17.70%	14.15%	5.89%	10.73%	0.40%
Ratios and Supplemental Data:
Net assets, end of period	$ 1,403	$ 1,022,409	$ 774,250	$ 158,672	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income to
average net assets (3)(4)	1.40%	(0.92)%	(0.87)%	(0.82)%	(0.48)%
Portfolio Turnover Rate	79%	150%	199%	32%	67%

	Investment Quality Bond Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	August 31,	August 31,	August 31,	August 31,	August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Period	$ 9.90	$ 10.17	$ 10.52	$ 10.71	$ 10.43	$ 9.90
Income (Loss) from Investment Operations:
Net investment income (loss)	0.13	0.27	0.30	0.30	0.48	0.51
Net realized and unrealized gain (loss)	(0.16)	(0.09)	0.03	0.05	0.33	0.53
Total from investment operations	(0.03)	0.18	0.33	0.35	0.81	1.04
Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.27)	(0.30)	(0.30)	(0.51)	(0.51)
Distributions from realized gains	(0.06)	(0.18)	(0.38)	(0.24)	(0.02)	-
Total dividends and distributions	(0.19)	(0.45)	(0.68)	(0.54)	(0.53)	(0.51)

Net Asset Value, End of Period	$ 9.68	$ 9.90	$ 10.17	$ 10.52	$ 10.71	$ 10.43

Total Return*	(0.37)%	1.77%	3.37%	3.42%	8.07%	10.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 13,376	$ 14,169	$ 17,449	$ 23,057	$ 30,847	$ 40,464
Ratio of net operating expenses to
average net assets (3)(5)	1.40%	1.40%	1.40%	1.40%	1.24%	1.09%
Ratio of net investment income to
average net assets (3)(5)	2.64%	2.69%	2.97%	2.88%	4.85%	4.92%
Portfolio Turnover Rate	11%	50%	33%	66%	46%	52%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services Portfolio: 3.28% and 0.42%, respectively, for the six months ended February 28, 2006; 3.70% and (2.32)%, respectively, for the year ended August 31, 2005; 3.13% and (1.69)%, respectively, for the year ended August 31, 2004; 2.30% and (0.82)%, respectively, for the period ended August 31, 2003; and 2.30% and (0.48)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.60% and 2.44%, respectively, for the six months ended February 28, 2006; 1.78% and 2.31%, respectively, for the year ended August 31, 2005; 1.81% and 2.55%, respectively, for the year ended August 31, 2004; 1.70% and 2.58%, respectively, for the year ended August 31, 2003; 1.46% and 4.63%, respectively, for the year ended August 31, 2002; and 1.24% and 4.92%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	February 28,	August 31,	August 31,		August 31,		August 31,	August 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Period	$ 10.41	$ 10.50	$ 10.31		$ 10.63		$ 10.65	$ 10.09
Income (Loss) from Investment Operations:
Net investment income (loss)	0.16	0.31	0.34		0.35		0.39	0.42
Net realized and unrealized gain (loss)	(0.13)	(0.01)	0.25		(0.21)		0.02	0.56
Total from investment operations	0.03	0.30	0.59		0.14		0.41	0.98
Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.31)	(0.34)		(0.35)		(0.41)	(0.42)
Distributions from realized gains	(0.03)	(0.08)	(0.06)		(0.11)		(0.02)	-
Total dividends and distributions	(0.19)	(0.39)	(0.40)		(0.46)		(0.43)	(0.42)

Net Asset Value, End of Period	$ 10.25	$ 10.41	$ 10.50		$ 10.31		$ 10.63	$ 10.65

Total Return*	0.29%	2.98%	5.86%		1.30%		4.01%	9.96%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 5,392	$ 6,038	$ 7,892		$ 5,766		$ 9,681	$ 11,874
Ratio of net operating expenses to
average net assets (2)(3)	1.40%	1.40%	1.40%		1.40%		1.27%	1.20%
Ratio of net investment income to
average net assets (2)(3)	3.16%	3.02%	3.24%		3.30%		3.95%	4.08%
Portfolio Turnover Rate	12%	25%	29%		11%		48%	21%

	U.S. Government Money Market Portfolio - Class I Shares
	(Unaudited)
	Six Months
	Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	February 28,	August 31,	August 31,		August 31,		August 31,	August 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002	2001
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	0.01	(0.00)	**	0.00	**	0.01	0.04
Net realized and unrealized gain (loss)	-	-	-		-		-	-
Total from investment operations	0.01	0.01	(0.00)	**	0.00	**	0.01	0.04
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.01)	-		(0.00)	**	(0.01)	(0.04)
Distributions from realized gains	-	-	(0.00)	**	-		-	-
Total dividends and distributions	(0.01)	(0.01)	(0.00)	**	(0.00)		(0.01)	(0.04)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return*	1.39%	1.28%	0.04%		0.12%		1.61%	4.52%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 17,582	$ 18,052	$ 22,247		$ 28,979		$ 37,481	$ 41,081
Ratio of net operating expenses to
average net assets (2)(4)	1.25%	1.25%	1.09%		1.23%		1.17%	1.06%
Ratio of net investment income to
average net assets (2)(4)	2.80%	1.23%	0.00%		0.12%		1.21%	4.40%
Portfolio Turnover Rate	N/A	N/A	N/A		N/A		N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.08% and 2.49%, respectively, for the six months ended February 28, 2006; 2.09% and 2.33%, respectively, for the year ended August 31, 2005; 1.90% and 2.73%, respectively, for the year ended August 31, 2004; 2.07% and 2.63%, respectively, for the year ended August 31, 2003; 2.40% and 2.82%, respectively, for the year ended August 31, 2002; and 1.74% and 4.08%, respectively, for the year ended August 31, 2001.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.70% and 2.35%, respectively, for the six months ended February 28, 2006; 1.72% and 0.77%, respectively, for the year ended August 31, 2005; 1.74% and (0.65)%, respectively, for the year ended August 31, 2004; 1.72% and (0.37)%, respectively, for the year ended August 31, 2003; 1.48% and 0.90%, respectively, for the year ended August 31, 2002; and 1.07% and 4.40%, respectively, for the year ended August 31, 2001.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 50 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 63 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Partner with the law firm of Kelly Cawthorne	12 Portfolios	None
Udo Koopmann, 64 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 56 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 67 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 53 50 Rockefeller Plaza New York, NY 10020	Trustee	Since 2003

President, Carey Financial Corp. (1994-present) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-present) (Real Estate Investment Banking; Director), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	Director, Duroplas Corp. (1999-present)(Manufacturer)

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term** / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 49 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 36 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003

Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Saratoga Capital Management, LLC; Senior Market Manager, CPA2BIZ, (2001); Director of Marketing, deltathree (2000-2001); Senior Marketing Manager, MetLife (1998-2000)

				12 Portfolios	None
Colleen T. McCoy, 50 161 Canterbury Road Rochester, NY 14607	Chief Compliance Officer	Since 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; chief compliance officer for a number of other mutual fund groups since 2004; Vice President & Business Manager  (Global Funds Administration) with JP Morgan Chase    (1988-2001)

				12 Portfolios	None

*   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

** Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2005 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.   None.

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Saratoga Advantage Trust

By (Signature and Title)

*                                      /s/ Bruce E. Ventimiglia

                                        Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                             5/9/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*            /s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date                                             5/9/06

By (Signature and Title)

*            /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                             5/9/06

* Print the name and title of each signing officer under his or her signature.